PROSPECTUS

The JPM Institutional Funds
6 St. James Avenue
Boston, Massachusetts 02116
For information call (800) 766-7722

The JPM Institutional Funds are a family of no-load mutual funds for which there are no sales charges or exchange or redemption fees. Each fund (a "Fund", collectively the "Funds") is a series of The JPM Institutional Funds, an open-end management investment company organized as a Massachusetts business trust (the "Trust"). With a broad range of investment choices, the Trust provides discerning investors with attractive alternatives for meeting their investment needs.

UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND (A "PORTFOLIO", COLLECTIVELY THE "PORTFOLIOS"). THE FUNDS INVEST IN THEIR RESPECTIVE PORTFOLIOS THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND SPOKE(R) FINANCIAL SERVICES METHOD. THE HUB AND SPOKE(R) INVESTMENT FUND STRUCTURE EMPLOYS A TWO-TIER MASTER-FEEDER STRUCTURE AND IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R) ON PAGE 16.

Each Portfolio is advised by Morgan Guaranty Trust Company of New York ("Morgan" or the "Advisor").

This Prospectus sets forth concisely the information about each Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995 (as supplemented from time to time). This information is incorporated herein by reference and is available without charge upon written request from the Funds' Distributor, Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116, Attention: The JPM Institutional Funds, or by calling (800) 847-9487.

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR. ALTHOUGH THE JPM INSTITUTIONAL MONEY MARKET FUND, THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND AND THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND SEEK TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO CONTINUE TO DO SO.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS DECEMBER 29, 1995

THE JPM INSTITUTIONAL MONEY MARKET FUND seeks to maximize current income and maintain a high level of liquidity. It is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments.

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND seeks to provide a high level of current income exempt from federal income tax and maintain a high level of liquidity. It is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity.

THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND seeks to provide current in-come, maintain a high level of liquidity and preserve capital. It is designed for investors who seek to preserve capital and earn current income from a port-folio of direct obligations of the U.S. Treasury and repurchase agreement transactions with respect to those obligations.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND seeks to provide a high total return while attempting to limit the likelihood of negative quarterly returns. It is designed for investors who do not require the stable net asset value typical of a money market fund but who seek less price fluctuation than is typical of a longer-term bond fund.

THE JPM INSTITUTIONAL BOND FUND seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. It is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while recognizing the greater price fluctuation of longer-term instruments.

THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND seeks to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. It is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short-term tax exempt obligations and who are willing to incur the greater price fluctuation of longer-term instruments.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND seeks to provide a high total re-turn, consistent with moderate risk of capital, from a portfolio of interna-tional fixed income securities. It is designed for investors who seek exposure to the international bond markets in their investment portfolios.

THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND seeks to provide a high total return from a portfolio of selected equity securities. It is designed for in-vestors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND seeks to provide a high total re-turn from a portfolio of equity securities of small companies. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND seeks to provide a high total return from a portfolio of equity securities of foreign corporations. It is de-signed for investors with a long-term investment horizon who want to diversify their investments by investing in an actively managed portfolio of non-U.S. Se-curities that seeks to outperform the Morgan Stanley Europe, Australia and Far East Index.

THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND seeks to provide a high to-tal return from a portfolio of equity securities of companies in emerging mar-kets. It is designed for long-term investors who want to diversify their in-vestments by adding exposure to the rapidly growing emerging markets.

THE JPM INSTITUTIONAL DIVERSIFIED FUND seeks to provide a high total return from a diversified portfolio of equity and fixed income securities. It is de-signed for investors who wish to invest for long-term objectives such as re-tirement and who seek over time to attain real appreciation in their invest-ments, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities.

TABLE OF CONTENTS

                                                                            PAGE
Investors for Whom the Funds Are Designed..................................   1
Financial Highlights.......................................................   4
Special Information Concerning Hub and Spoke(R)............................  16
Investment Objectives and Policies.........................................  17
Additional Investment Information and Risk
 Factors...................................................................  32
Investment Restrictions....................................................  39
Management of the Trust and the Portfolios.................................  41
Shareholder Servicing......................................................  45
Purchase of Shares.........................................................  46
Redemption of Shares.......................................................  48
Exchange of Shares.........................................................  49
Dividends and Distributions................................................  49
Net Asset Value............................................................  50
Organization...............................................................  51
Taxes......................................................................  51
Additional Information.....................................................  54
Appendix................................................................... A-1

The JPM Institutional Funds

INVESTORS FOR WHOM THE FUNDS ARE DESIGNED

The JPM Institutional Funds offer investors the advantages of no-load mutual funds and are designed to meet a broad range of investment objectives. Each of the Funds seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective as the Fund. Since the investment characteristics and experience of each Fund will correspond directly with those of its corresponding Portfolio, the discussion in this Prospectus focuses on the various investments and in-vestment policies of each Portfolio.

For investors interested in current income, preserving capital and maintaining liquidity, there are The JPM Institutional Money Market Fund, The JPM Institu-tional Tax Exempt Money Market Fund, and The JPM Institutional Treasury Money Market Fund. For investors seeking exposure to the bond markets, The JPM Insti-tutional Short Term Bond Fund, The JPM Institutional Bond Fund, The JPM Insti-tutional Tax Exempt Bond Fund, The JPM Institutional International Bond Fund and The JPM Institutional New York Total Return Bond Fund are available. (The JPM Institutional New York Total Return Bond Fund is described in, and its shares are offered pursuant to, a separate prospectus.) For those investors who wish to participate primarily in the U.S. equity markets, The JPM Institutional Selected U.S. Equity Fund and The JPM Institutional U.S. Small Company Fund are attractive alternatives. The JPM Institutional International Equity Fund and The JPM Institutional Emerging Markets Equity Fund are available for investors who seek to diversify their investments by adding international equities. For investors interested in a diversified portfolio of equity and fixed income se-curities, The JPM Institutional Diversified Fund is available.

The Money Market, Tax Exempt Money Market and Treasury Money Market Funds seek to maintain a stable net asset value of $1.00 per share; there can be no assur-ance that they will be able to continue to do so. The net asset value of shares in the other Fund fluctuates with changes in the value of the investments in their corresponding Portfolios. In view of the capitalization of the companies in which the Portfolio for the U.S. Small Company Fund invests, the risks of investment in this Fund and the volatility of the value of its shares may be greater than the general equity markets. In addition, with respect to the In-ternational Bond, International Equity and Emerging Markets Equity Funds, in-vestments in securities of foreign issuers, including issuers in emerging mar-kets, involve foreign investment risks and may be more volatile and less liquid than domestic securities. Each of these Portfolios may make various types of investments in seeking its objectives. Among the permissible investments and investment techniques for certain Portfolios are futures contracts, options, forward contracts on foreign currencies and certain privately placed securi-ties. For further information about these investments and investment techniques and the Portfolios which may use them, see Investment Objectives and Policies below.

Each of the Funds requires a minimum initial investment and a minimum for sub-sequent investments. See Purchase of Shares. In addition, each Fund requires a shareholder to maintain a minimum investment amount in the shares of the Fund. If a shareholder reduces his or her investment in shares of a Fund to less than the minimum investment amount applicable to the Fund, the investment will be subject to mandatory redemption. See Redemption of Shares-Mandatory Redemption by the Fund.

This Prospectus describes the financial history, investment objectives and pol-icies, management and operation of each Fund to enable investors to select the Funds which best suit their needs. The Funds operate through Signature Finan-cial Group, Inc.'s ("Signature") Hub and Spoke(R) financial services method. The Trustees believe that each Fund may achieve economies of scale over time by investing through the Hub and Spoke(R)structure.

The following table illustrates that investors in the Funds incur no share-holder transaction expenses; their investment in the Funds is subject only to the operating expenses set forth below for each Fund and its corresponding Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to and may be less than the expenses that each Fund would incur if it retained the services of an invest-ment adviser and invested its assets directly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolios and Shareholder Servicing.

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases............................................ None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

                                  MONEY MARKET  TAX EXEMPT MONEY TREASURY MONEY
                                  FUND          MARKET FUND      MARKET FUND
                                  ------------- ---------------- --------------
Advisory Fees....................     0.12%          0.17%           0.20%
Rule 12b-1 Fees..................      None           None            None
Other Expenses After Expense
 Reimbursements..................     0.08%          0.18%            None
                                      -----          -----           -----
Total Operating Expenses After
 Expense Reimbursements..........     0.20%          0.35%           0.20%
                                      =====          =====           =====
                                  SHORT TERM                     TAX EXEMPT
                                  BOND FUND     BOND FUND        BOND FUND
                                  ------------- ---------------- --------------
Advisory Fees....................     0.25%          0.30%           0.30%
Rule 12b-1 Fees..................      None           None            None
Other Expenses After Expense
 Reimbursements..................     0.20%          0.20%           0.20%
                                      -----          -----           -----
Total Operating Expenses After
 Expense Reimbursements..........     0.45%          0.50%           0.50%
                                      =====          =====           =====
                                  INTERNATIONAL SELECTED U.S.    U.S. SMALL
                                  BOND FUND     EQUITY FUND      COMPANY FUND
                                  ------------- ---------------- --------------
Advisory Fees....................     0.35%          0.40%           0.60%
Rule 12b-1 Fees..................      None           None            None
Other Expenses After Expense
 Reimbursements..................     0.30%          0.20%           0.20%
                                      -----          -----           -----
Total Operating Expenses After
 Expense Reimbursements..........     0.65%          0.60%           0.80%
                                      =====          =====           =====
                                  INTERNATIONAL EMERGING MARKETS DIVERSIFIED
                                  EQUITY FUND   EQUITY FUND      FUND
                                  ------------- ---------------- --------------
Advisory Fees....................     0.60%          1.00%           0.55%
Rule 12b-1 Fees..................      None           None            None
Other Expenses After Expense
 Reimbursements..................     0.40%          0.51%           0.10%
                                      -----          -----           -----
Total Operating Expenses After
 Expense Reimbursements..........     1.00%          1.51%           0.65%
                                      =====          =====           =====

* Fees and expenses are expressed as a percentage of a Fund's estimated average daily net assets for its current fiscal year, after applicable expense reim-bursements. If the above expense table reflected these expenses without reim-bursements, Total Operating Expenses would be equal on an annual basis to the following percentages of a Fund's average daily net assets: Money Market Fund, 0.33%; Tax Exempt Money Market Fund, 0.47%; Treasury Money Market Fund, 0.51%; Short Term Bond Fund, 0.70%; Bond Fund, 0.57%; Tax Exempt Bond Fund, 0.74%; In-ternational Bond Fund, 2.33%; Selected U.S. Equity Fund, 0.69%; U.S. Small Com-pany Fund, 0.90%; International Equity Fund, 1.05%; and Diversified Fund, 0.99%. For actual historical expense information, see Financial Highlights be-low. See also Management of the Trust and the Portfolios.

EXAMPLE
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

                                   MONEY MARKET  TAX EXEMPT MONEY TREASURY MONEY
                                   FUND          MARKET FUND      MARKET FUND
                                   ------------- ---------------- --------------
1 Year............................     $  2            $  4            $ 2
3 Years...........................     $  6            $ 11            $ 6
5 Years...........................     $ 11            $ 20            $11
10 Years..........................     $ 26            $ 44            $26
                                   SHORT TERM                     TAX EXEMPT
                                   BOND FUND     BOND FUND        BOND FUND
                                   ------------- ---------------- --------------
1 Year............................     $  5            $  5            $ 5
3 Years...........................     $ 14            $ 16            $16
5 Years...........................     $ 25            $ 28            $28
10 Years..........................     $ 57            $ 63            $63
                                   INTERNATIONAL SELECTED U.S.    U.S. SMALL
                                   BOND FUND     EQUITY FUND      COMPANY FUND
                                   ------------- ---------------- --------------
1 Year............................     $  7            $  6            $ 8
3 Years...........................     $ 21            $ 19            $26
5 Years...........................     $ 36            $ 33            $44
10 Years..........................     $ 81            $ 75            $99
                                   INTERNATIONAL EMERGING MARKETS DIVERSIFIED
                                   EQUITY FUND   EQUITY FUND      FUND
                                   ------------- ---------------- --------------
1 Year............................     $ 10            $ 15            $ 7
3 Years...........................     $ 32            $ 48            $21
5 Years...........................     $ 55            $ 82            $36
10 Years..........................     $122            $180            $81

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in each Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Administrative Services and the Shareholder Servicing Agree-ments, the fees paid to Pierpont Group, Inc. under the Fund Services Agree-ments, organizational expenses, the fees paid to SBDS under the Administration Agreements, the fees paid to State Street Bank and Trust Company as custodian and transfer agent, and other usual and customary expenses of the Fund and Portfolio. For a more detailed description of contractual fee arrangements, including expense reimbursements, see Management of the Trust and the Portfo-lios and Shareholder Servicing. In connection with the above example, please note that $1,000 is less than the Funds' minimum investment requirements and that there are no redemption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following selected data for a share outstanding for the indicated periods have been audited by independent accountants except as noted below. Annual re-ports for each Fund, which are incorporated by reference into the Statement of Additional Information, include a discussion of those factors, strategies and techniques that materially affected its performance during the period of the report, as well as certain related information. A copy of any annual report will be made available without charge upon request.

                                           THE JPM INSTITUTIONAL
                                             MONEY MARKET FUND
                                    -----------------------------------------
                                    FOR THE        FOR THE        FOR THE
                                    SIX MONTHS     FISCAL YEAR    PERIOD
                                    ENDED          ENDED          ENDED
                                    5/31/95        11/30/94       11/30/93(1)
                                    -----------    -----------    -----------
                                    (UNAUDITED)
Net Asset Value, Beginning of
 Period...........................    $1.00          $1.00          $1.00
                                     --------       --------        -------
Income From Investment Operations:
 Net Investment Income............     0.0289         0.0385         0.0120
 Net Realized and Unrealized Gain
  (Loss) From Portfolio...........     0.0000 (a)    (0.0000)(a)    (0.0000)(a)
                                     --------       --------        -------
Total From Investment Operations..     0.0289         0.0385         0.0120
                                     --------       --------        -------
Less Distributions to Shareholders
 From:
 Net Investment Income............    (0.0289)       (0.0385)       (0.0120)
 Net Realized Gain................        -0-            -0-        (0.0000)(a)
                                     --------       --------        -------
Total Distributions to
 Shareholders.....................    (0.0289)       (0.0385)       (0.0120)
                                     --------       --------        -------
Net Asset Value, End of Period....    $1.00          $1.00          $1.00
                                     ========       ========        =======
Total Return......................     2.92%(b)       3.92%          1.21%(b)
Ratios and Supplemental Data:
 Net Assets (In Thousands)........   $580,221       $584,867        $27,188
 Ratio to Average Net Assets:
   Expenses.......................     0.20%(c)       0.21%          0.30%(c)
   Net Investment Income..........     5.80%(c)       4.42%          2.88%(c)
   Decrease Reflected in the Above
    Expense Ratio due to Expense
    Reimbursements................     0.17%(c)       0.31%          1.10%(c)

-------

(1) Commencement of Operations July 12, 1993.
(a) Less than $0.0001 per share.
(b) Not annualized.
(c) Annualized.

                                         THE JPM INSTITUTIONAL
                                      TAX EXEMPT MONEY MARKET FUND
                                 -------------------------------------------
                                                                 FOR THE
                                 FOR THE FISCAL YEAR ENDED       PERIOD
                                 ---------------------------     ENDED
                                 8/31/95        8/31/94          8/31/93(1)
                                 -------------  ------------     -----------
Net Asset Value, Beginning of
 Period........................        $1.00         $1.00          $1.00
                                 -------------  ------------      ---------
Income From Investment
 Operations:
 Net Investment Income.........         0.0352        0.0228         0.0040
 Net Realized and Unrealized
  Loss on Investment...........        (0.0002)      (0.0000)(a)    (0.0000)(a)
                                 -------------  ------------      ---------
Total From Investment
 Operations....................         0.0350        0.0228         0.0040
                                 -------------  ------------      ---------
Less Distributions to
 Shareholders from:
 Net Investment Income.........        (0.0352)      (0.0228)       (0.0040)
 In Excess of Net Realized
  Gain.........................            --        (0.0000)(a)    (0.0000)(a)
                                 -------------  ------------      ---------
Total Distributions to
 Shareholders..................        (0.0352)      (0.0228)       (0.0040)
                                 -------------  ------------      ---------
Net Asset Value, End of Period.        $1.00         $1.00          $1.00
                                 =============  ============      =========
Total Return...................         3.57%         2.30%          0.40%(b)
Ratios and Supplemental Data:
 Net Assets at end of Period
  (in thousands)...............       $100,142       $46,083      $  35,004
 Ratios to Average Net Assets:
 Expenses......................         0.35%         0.35%          0.35%(c)
 Net Investment Income.........         3.49%         2.34%          2.25%(c)
 Decrease Reflected in Expense
  Ratio due to Expense
  Reimbursement................         0.15%         0.65%          1.08%(c)

-------

(1) Commencement of Operations July 12, 1993.
(a) Less than $0.0001.
(b) Not annualized.
(c) Annualized.

                                               THE JPM INSTITUTIONAL
                                            TREASURY MONEY MARKET FUND
                                        ---------------------------------------
                                        FOR THE       FOR THE       FOR THE
                                        SIX MONTHS    FISCAL YEAR   PERIOD
                                        ENDED         ENDED         ENDED
                                        4/30/95       10/31/94      10/31/93(1)
                                        -----------   -----------   -----------
                                        (UNAUDITED)
Net Asset Value, Beginning of Period..    $1.00         $1.00         $1.00
                                          -------       -------       -------
Income From Investment Operations:
 Net Investment Income................     0.0272        0.0354        0.0220
 Net Realized and Unrealized Gain
  (Loss) From Portfolio...............     0.0000 (a)   (0.0000)(a)    0.0000(a)
                                          -------       -------       -------
Total From Investment Operations......     0.0272        0.0354        0.0220
                                          -------       -------       -------
Less Distributions to Shareholders
 From:
 Net Investment Income................    (0.0272)      (0.0354)      (0.0220)
 Net Realized Gain....................     0.0000       (0.0001)          -0-
                                          -------       -------       -------
Total Distributions to Shareholders...    (0.0272)      (0.0355)      (0.0220)
                                          -------       -------       -------
Net Asset Value, End of Period........    $1.00         $1.00         $1.00
                                          =======       =======       =======
Total Return..........................     2.75%(b)      3.61%         2.23%(b)
Ratios and Supplemental Data:
 Net Assets (In Thousands)............    $88,132       $80,146       $25,477
 Ratio to Average Net Assets:
 Expenses.............................     0.20%(c)      0.20%         0.27%(c)
 Net Investment Income................     5.54%(c)      3.81%         2.81%(c)
 Decrease Reflected in the Above
  Expense Ratio due to Expense
  Reimbursements......................     0.35%(c)      0.47%         0.76%(c)

-------
(1) Commencement of Operations January 4, 1993.
(a) Less than $0.0001 per share.
(b) Not annualized.
(c) Annualized.

                                               THE JPM INSTITUTIONAL
                                               SHORT TERM BOND FUND
                                        -------------------------------------
                                        FOR THE       FOR THE     FOR THE
                                        SIX MONTHS    FISCAL YEAR PERIOD
                                        ENDED         ENDED       ENDED
                                        4/30/95       10/31/94    10/31/93(1)
                                        -----------   ----------- -----------
                                        (UNAUDITED)
Net Asset Value, Beginning of Period..     $ 9.60        $ 9.99      $10.00
                                          -------       -------     -------
Income From Investment Operations:
 Net Investment Income................       0.30          0.47        0.11
 Net Realized and Unrealized Gain
  (Loss) From Portfolio...............       0.08         (0.39)      (0.01)
                                          -------       -------     -------
Total From Investment Operations......       0.38          0.08        0.10
                                          -------       -------     -------
Less Distributions to Shareholders
 From:
 Net Investment Income................      (0.30)        (0.47)      (0.11)
 Net Realized Gain....................        -0-           -0-         -0-
                                          -------       -------     -------
Total Distributions to Shareholders...      (0.30)        (0.47)      (0.11)
                                          -------       -------     -------
Net Asset Value, End of Period........     $ 9.68        $ 9.60      $ 9.99
                                          =======       =======     =======
Total Return..........................       3.98%(a)      0.87%       1.01%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)............    $53,822       $47,679     $27,605
 Ratio to Average Net Assets:
 Expenses.............................       0.45%(b)      0.45%       0.46%(b)
 Net Investment Income................       6.23%(b)      4.96%       3.92%(b)
 Decrease Reflected in the Above
  Expense Ratio due to Expense
  Reimbursements......................       0.27%(b)      0.33%       0.84%(b)

-------

(1)Commencement of Operations July 8, 1993.
(a)Not annualized.
(b)Annualized.

                                             THE JPM INSTITUTIONAL
                                                   BOND FUND
                                      ---------------------------------------
                                      FOR THE        FOR THE      FOR THE
                                      SIX MONTHS     FISCAL YEAR  PERIOD
                                      ENDED          ENDED        ENDED
                                      4/30/95        10/31/94     10/31/93(1)
                                      -----------    -----------  -----------
                                      (UNAUDITED)
Net Asset Value, Beginning of
 Period.............................     $ 9.23         $10.14       $10.00
                                       --------       --------      -------
Income From Investment Operations:
 Net Investment Income..............       0.32           0.55         0.15
 Net Realized and Unrealized Gain
  (Loss) From Portfolio.............       0.28          (0.88)        0.14
                                       --------       --------      -------
Total From Investment Operations....       0.60          (0.33)        0.29
                                       --------       --------      -------
Less Distributions to Shareholders
 From:
 Net Investment Income..............      (0.32)         (0.55)       (0.15)
 Net Realized Gain..................        -0-          (0.03)         -0-
                                       --------       --------      -------
Total Distributions to Shareholders.      (0.32)         (0.58)       (0.15)
                                       --------       --------      -------
Net Asset Value, End of Period......     $ 9.51         $ 9.23       $10.14
                                       ========       ========      =======
Total Return........................       6.60%(a)      (3.33)%       2.90%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)..........   $301,980       $253,174      $43,711
 Ratio to Average Net Assets:
 Expenses...........................       0.50%(b)       0.50 %       0.50%(b)
 Net Investment Income..............       6.94%(b)       6.00 %       4.83%(b)
 Decrease Reflected in the Above
  Expense Ratio due to Expense
  Reimbursements....................       0.07%(b)       0.19 %       0.39%(b)

-------

(1)Commencement of Operations July 12, 1993.
(a)Not annualized.
(b)Annualized.

                                                THE JPM INSTITUTIONAL
                                                 TAX EXEMPT BOND FUND
                                         --------------------------------------
                                                                     FOR THE
                                         FOR THE FISCAL YEAR ENDED   PERIOD
                                         -------------------------   ENDED
                                         8/31/95       8/31/94       8/31/93(1)
                                         ------------  ------------  ----------
Net Asset Value, Beginning of Period...        $ 9.75        $10.07    $10.00
                                         ------------  ------------    ------
Income From Investment Operations:
 Net Investment Income.................          0.49          0.48      0.06
 Net Realized and Unrealized Gain
  (Loss) on Investment.................          0.26         (0.32)     0.07
                                         ------------  ------------    ------
Total From Investment Operations.......          0.75          0.16      0.13
                                         ------------  ------------    ------
Less Distributions to Shareholders from
 Net Investment Income.................         (0.49)        (0.48)    (0.06)
                                         ------------  ------------    ------
Net Asset Value, End of Period.........        $10.01        $ 9.75    $10.07
                                         ============  ============    ======
Total Return...........................         8.00%         1.61%     1.39%(a)
Ratios and Supplemental Data:
 Net Assets End of Period (in
  thousands)...........................       $59,867       $16,415    $  0.2
 Ratios to Average Net Assets:
 Expenses..............................         0.50%         0.50%     0.00%(b)
 Net Investment Income.................         5.09%         4.70%     3.56%(b)
 Decrease Reflected in Expense Ratio
  due to Expense Reimbursement and Fee
  Waivers by Morgan....................         0.21%         1.48%     2.50%(b)

-------

(1)Commencement of Operations July 12, 1993.
(a)Not annualized.
(b)Annualized.

                                                         THE JPM INSTITUTIONAL
                                                        INTERNATIONAL BOND FUND
                                                        -----------------------
                                                        FOR THE PERIOD
                                                        12/1/94
                                                        (COMMENCEMENT
                                                        OF OPERATIONS)
                                                        THROUGH 9/30/95
                                                        ---------------
Net Asset Value, Beginning of Period..................          $10.00
                                                                ------
Income from Investment Operations:
 Net Investment Income................................            0.49
 Net Realized and Unrealized Gain on Investment and
  Foreign Currency Allocated..........................            0.78
                                                                ------
Total from Investment Operations......................            1.27
                                                                ------
Less Distributions to Shareholders from Net Investment
 Income...............................................           (0.15)
                                                                ------
Net Asset Value, End of Period........................          $11.12
                                                                ======
Total Return..........................................           12.83%(a)
Ratios and Supplemental Data:
 Net Assets at end of Period (in thousands)...........          $4,233
 Ratio to Average Net Assets:
 Expenses.............................................            0.60%(b)
 Net Investment Income................................            5.82%(b)
 Decrease reflected in Expense Ratio due to Expense
  Reimbursement.......................................            2.30%(b)

-------

(a)Not annualized.
(b)Annualized.

                                                THE JPM INSTITUTIONAL
                                              SELECTED U.S. EQUITY FUND
                                              -----------------------------
                                              FOR THE
                                              FISCAL YEAR      FOR THE
                                              ENDED            PERIOD ENDED
                                              5/31/95          5/31/94(1)
                                              -------------    ------------
Net Asset Value, Beginning of Period........          $10.92          $10.00
                                               -------------    ------------
Income From Investment Operations:
 Net Investment Income......................            0.18            0.08
 Net Realized and Unrealized Gain (Loss)
  From Portfolio............................            1.42            0.88
                                               -------------    ------------
Total From Investment Operations............            1.60            0.96
                                               -------------    ------------
Less Distributions to Shareholders From:
 Net Investment Income......................           (0.14)          (0.04)
 Net Realized Gain..........................           (0.28)            -0-
                                               -------------    ------------
Total Distributions to Shareholders.........           (0.42)          (0.04)
                                               -------------    ------------
Net Asset Value, End of Period..............          $12.10          $10.92
                                               =============    ============
Total Return................................           15.40%           9.61%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)..................        $172,497         $47,473
 Ratio to Average Net Assets:
 Expenses...................................            0.60%           0.60%(b)
 Net Investment Income......................            2.07%           1.74%(b)
 Decrease Reflected in the Above Expense
  Ratio due to Expense Reimbursements.......            0.11%           0.43%(b)

-------
(1)Commencement of Operations July 19, 1993.
(a)Not annualized.
(b)Annualized.

                                                 THE JPM INSTITUTIONAL
                                                U.S. SMALL COMPANY FUND
                                                ---------------------------
                                                FOR THE         FOR THE
                                                FISCAL YEAR     PERIOD
                                                ENDED           ENDED
                                                5/31/95         5/31/94(1)
                                                ------------    -----------
Net Asset Value, Beginning of Period..........         $10.03         $10.00
                                                 ------------    -----------
Income From Investment Operations:
 Net Investment Income........................           0.10           0.04
 Net Realized and Unrealized Gain (Loss) From
  Portfolio...................................           1.12            -0-
                                                 ------------    -----------
Total From Investment Operations..............           1.22           0.04
                                                 ------------    -----------
Less Distributions to Shareholders From:
 Net Investment Income........................          (0.09)         (0.01)
 Net Realized Gain............................            -0-            -0-
                                                 ------------    -----------
Total Distributions to Shareholders...........          (0.09)         (0.01)
                                                 ------------    -----------
Net Asset Value, End of Period................         $11.16         $10.03
                                                 ============    ===========
Total Return..................................          12.26%          0.42%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)....................       $149,279        $71,141
 Ratio to Average Net Assets:
 Expenses.....................................           0.80%          0.80%(b)
 Net Investment Income........................           1.14%          0.93%(b)
 Decrease Reflected in the Above Expense Ratio
  due to Expense Reimbursements...............           0.11%          0.27%(b)

-------
(1)Commencement of Operations July 19, 1993.
(a)Not annualized.
(b)Annualized.

                                               THE JPM INSTITUTIONAL
                                             INTERNATIONAL EQUITY FUND
                                        ---------------------------------------
                                        FOR THE         FOR THE     FOR THE
                                        SIX MONTHS      FISCAL YEAR PERIOD
                                        ENDED           ENDED       ENDED
                                        4/30/95         10/31/94    10/31/93(1)
                                        -----------     ----------- -----------
                                        (UNAUDITED)
Net Asset Value, Beginning of Period..     $10.83          $10.20     $10.00
                                         --------        --------     ------
Income From Investment Operations:
 Net Investment Income................       0.01            0.06       0.00
 Net Realized and Unrealized Gain
  (Loss) From Portfolio...............      (0.13)           0.57       0.20
                                         --------        --------     ------
Total From Investment Operations......      (0.12)           0.63       0.20
                                         --------        --------     ------
Less Distributions to Shareholders
 From:
 Net Investment Income................        -0-             -0-        -0-
 Net Realized Gain....................      (0.12)            -0-        -0-
                                         --------        --------     ------
Total Distributions to Shareholders...      (0.12)            -0-        -0-
                                         --------        --------     ------
Net Asset Value, End of Period........     $10.59          $10.83     $10.20
                                         ========        ========     ======
Total Return..........................      (1.06)%(a)       6.18%      2.00%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)............   $358,630        $213,119     $  0.2
 Ratio to Average Net Assets:
 Expenses.............................       0.99 %(b)       1.00%      6.52%(b)
 Net Investment Income................       0.94 %(b)       0.95%      0.00%(b)
 Decrease Reflected in the Above
  Expense Ratio due to Expense
  Reimbursements......................       0.06 %(b)       0.16%      2.50%(b)

-------
(1)Commencement of Operations October 4, 1993.
(a)Not annualized.
(b)Annualized.

                                           THE JPM INSTITUTIONAL
                                       EMERGING MARKETS EQUITY FUND
                                       ------------------------------------
                                       FOR THE
                                       SIX MONTHS            FOR THE PERIOD
                                       ENDED                 ENDED
                                       4/30/95               10/31/94(1)
                                       --------------        --------------
                                       (UNAUDITED)
Net Asset Value, Beginning of Period.           $12.47                $10.00
                                        --------------        --------------
Income From Investment Operations:
 Net Investment Income...............             0.03                  0.04
 Net Realized and Unrealized Gain
  (Loss) From Portfolio..............            (2.61)                 2.43
                                        --------------        --------------
Total From Investment Operations.....            (2.58)                 2.47
                                        --------------        --------------
Less Distributions to Shareholders
 From:
 Net Investment Income...............            (0.05)                  -0-
 Net Realized Gain...................            (0.13)                  -0-
                                        --------------        --------------
Total Distributions to Shareholders..            (0.18)                  -0-
                                        --------------        --------------
Net Asset Value, End of Period.......           $ 9.71                $12.47
                                        ==============        ==============
Total Return.........................           (20.81)%(a)            24.70%(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)...........         $152,799              $146,667
 Ratio to Average Net Assets
  (Annualized for each Period):
 Expenses............................             1.43%                 1.46%
 Net Investment Income...............             0.71%                 0.61%
 Decrease Reflected in the Above
  Expense Ratio due to Expense
  Reimbursements.....................             0.07%                 0.16%

-------
(1)Commencement of Operations November 15, 1993.
(a)Not annualized.

                                                      THE JPM INSTITUTIONAL
                                                         DIVERSIFIED FUND
                                                      ----------------------
                                                      FOR THE     FOR THE
                                                      FISCAL YEAR PERIOD
                                                      ENDED       ENDED
                                                      6/30/95     6/30/94(1)
                                                      ----------- ----------
Net Asset Value, Beginning of Period................     $ 9.90     $10.00
                                                       --------    -------
Income From Investment Operations:
 Net Investment Income..............................       0.31       0.18
 Net Realized and Unrealized Gain (Loss) From
  Portfolio.........................................       1.37      (0.23)
                                                       --------    -------
Total From Investment Operations....................       1.68      (0.05)
                                                       --------    -------
Less Distributions to Shareholders From:
 Net Investment Income..............................      (0.26)     (0.05)
 Net Realized Gain..................................      (0.06)       -0-
                                                       --------    -------
Total Distributions to Shareholders.................      (0.32)     (0.05)
                                                       --------    -------
Net Asset Value, End of Period......................     $11.26     $ 9.90
                                                       ========    =======
Total Return........................................      17.36%     (0.56%)(a)
Ratios and Supplemental Data:
 Net Assets (In Thousands)..........................   $164,855    $59,222
 Ratio to Average Net Assets:
 Expenses...........................................       0.65%      0.65%(b)
 Net Investment Income..............................       3.70%      2.92%(b)
 Decrease Reflected in the Above Expense Ratio due
  to Expense Reimbursements.........................       0.53%      0.97%(b)

-------
(1)Commencement of Operations July 8, 1993.
(a)Not annualized.
(b)Annualized.

SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R)

The Trust and the Portfolios use certain proprietary rights, know-how and fi-nancial services referred to as Hub and Spoke(R). Hub and Spoke(R) is a regis-tered service mark of Signature. Signature Broker-Dealer Services, Inc. (the Trust's and Portfolios' Administrator and the Trust's Distributor) is a wholly owned subsidiary of Signature.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each of the Funds is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, a separate registered invest-ment company with the same investment objective as its corresponding Fund. The investment objective of a Fund or a Portfolio may be changed only with the ap-proval of the holders of the outstanding shares of the Fund and its correspond-ing Portfolio. The Hub and Spoke(R) investment fund structure has been devel-oped relatively recently, so shareholders should carefully consider this in-vestment approach.

In addition to selling a beneficial interest to a Fund, the corresponding Port-folio may sell beneficial interests to other mutual funds or institutional in-vestors. Such investors will invest in the Portfolio on the same terms and con-ditions and will bear a proportionate share of the Portfolio's expenses. Howev-er, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the same Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information con-cerning other holders of interests in each Portfolio is available from the Ad-ministrator at (800) 847-9487.

The Trust may withdraw the investment of any Fund from its corresponding Port-folio at any time if the Board of Trustees of the Trust determines that it is in the best interests of a Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the invest-ment policies described below with respect to its corresponding Portfolio.

Certain changes in a Portfolio's investment objective, policies or restric-tions, or a failure by a Fund's shareholders to approve a change in the corre-sponding Portfolio's investment objective or restrictions, may require with-drawal of that Fund's interest in that Portfolio. Any such withdrawal could re-sult in a distribution in kind of portfolio securities (as opposed to a cash distribution) from that Portfolio which may or may not be readily marketable. The distribution in kind may result in that Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and that Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting share-holder redemption requests, such as borrowing.

Smaller funds investing in a Portfolio may be materially affected by the ac-tions of larger funds investing in that Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Addition-ally, because that Portfolio would become smaller, it may become less diversi-fied, resulting in potentially increased portfolio risk (however, these possi-bilities also exist for traditionally structured funds which have large or in-stitutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Whenever a Fund is requested to vote on matters pertaining to its corresponding Portfolio (other than a vote by a Fund to con-tinue the operation of its corresponding Portfolio upon the withdrawal of an-other investor in the Portfolio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting instructions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

For more information about a Portfolio's investment objective, policies and re-strictions, see Investment Objectives and Policies, Additional Investment In-formation and Risk Factors and Investment Restrictions. For more information about a Portfolio's management and expenses, see Management of the Trust and the Portfolios. For more information about changing the investment objective, policies and restrictions of a Fund or Portfolio, see Investment Restrictions.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each of the Funds is described below, together with the policies it employs in its efforts to achieve this objective. As noted above, each of the Funds seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio, which has the same investment objective as its corresponding Fund. Since the investment character-istics of each Fund will correspond directly with those of its Portfolio, the following is a discussion of the various investments and investment policies of each Portfolio. Additional information about the investment policies of each Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objec-tive of each Fund or its corresponding Portfolio will be achieved.

THE JPM INSTITUTIONAL MONEY MARKET FUND

The JPM Institutional Money Market Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund is designed for investors who seek to preserve capital and earn current income from a portfolio of high quality money market instruments. The Fund attempts to achieve its ob-jective by investing all of its investable assets in The Money Market Portfo-lio, a diversified open-end management investment company having the same in-vestment objective as the Fund.

The Portfolio seeks to achieve its investment objective by maintaining a dol-lar-weighted average portfolio maturity of not more than 90 days and by invest-ing in the following high quality U.S. dollar-denominated securities which have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards (discussed below).

U.S. GOVERNMENT OBLIGATIONS. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export Import Bank. The Portfolio may also invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities where the Port-folio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obliga-tions are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association.

BANK OBLIGATIONS. The Portfolio may invest in high quality U.S. dollar-denomi-nated negotiable certificates of deposit, time deposits and bankers' accept-ances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under U.S. federal or state law, (ii) foreign branches of these banks or of foreign banks of equiva-lent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Portfolio may also invest in obligations of international bank-ing institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the Euro-pean Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance these commitments will be un-dertaken or met in the future.

COMMERCIAL PAPER; BONDS. The Portfolio may invest in high quality commercial paper and corporate bonds issued by U.S. corporations. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

ASSET-BACKED SECURITIES. The Portfolio may also invest in securities generally referred to as asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities provide periodic payments that generally consist of both interest and principal payments. Consequently, the life of an asset-backed security varies with the prepayment experience of the underlying debt instruments.

QUALITY INFORMATION. The Portfolio will limit its investments to those securi-ties which, in accordance with guidelines adopted by the Trustees, present min-imal credit risks. In addition, the Portfolio will not purchase any security (other than a U.S. Government security) unless (i) it is rated with the highest rating assigned to short-term debt securities by at least two nationally recog-nized statistical rating organizations such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"), (ii) it is rated by only one agency with the highest such rating, or (iii) it is not rated and is determined to be of comparable quality. Determinations of compara-ble quality shall be made in accordance with procedures established by the Trustees. For a more detailed discussion of applicable quality requirements, see Investment Objectives and Policies in the Statement of Additional Informa-tion. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

The Portfolio may also invest in securities on a when-issued or delayed deliv-ery basis and in certain privately placed securities. The Portfolio may also enter into repurchase and reverse repurchase agreements and loan its portfolio securities. For a discussion of these investments and for more information on foreign investments, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND

The JPM Institutional Tax Exempt Money Market Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. The Fund is designed for investors who seek current income exempt from federal income tax, stability of capital and liquidity. See Taxes. The Fund attempts to achieve its objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio, a diver-sified open-end management investment company having the same investment objec-tive as the Fund.

The Portfolio attempts to achieve its investment objective by investing primar-ily in the following municipal securities which earn interest exempt from fed-eral income tax in the opinion of bond counsel for the issuer and which have effective maturities not greater than thirteen months and by maintaining a dol-lar-weighted average portfolio maturity of not more than 90 days. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see Taxes.

MUNICIPAL BONDS. The Portfolio may invest in bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumen-talities. These obligations may be general obligation bonds secured by the is-suer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue bonds payable from specific rev-enue sources, but not generally backed by the issuer's taxing power. These in-clude industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the bonds. The Portfolio may invest more than 25% of its assets in industrial development bonds, but may not invest more than 25% of its assets in these bonds in projects of similar type or in the same state.

MUNICIPAL NOTES. The Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commer-cial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically ad-justed interest rates. They are governed by agreements between the municipal issuer and Morgan acting as agent, for no additional fee, in its capacity as Advisor to the Portfolio and as fiduciary for other clients. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific per-centage limitation on these investments. For more information about municipal notes, see Investment Objectives and Policies in the Statement of Additional Information.

QUALITY INFORMATION. The Portfolio will limit its investments to those securi-ties which, in accordance with guidelines adopted by the Trustees, present min-imal credit risks. In addition, the Portfolio will not purchase any municipal obligation unless (i) it is rated with the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, with one of the two highest ratings assigned to short-term debt securities) by at least two nationally recognized statistical rating organizations such as Moody's and Standard & Poor's, (ii) it is rated by only one agency with such rating, or (iii) it is not rated and is determined to be of comparable quality. Determinations of comparable quality shall be made in accordance with proce-dures established by the Trustees. For a more detailed discussion of applicable quality requirements, see Investment Objectives and Policies in the Statement of Additional Information. These standards must be satisfied at the time an in-vestment is made. If the quality of the investment later declines below the quality required for purchase, the Portfolio shall dispose of the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest. The credit qual-ity of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institu-tions, such as letters of credit, guarantees and insurance, and these arrange-ments are considered when investment quality is evaluated.

The Portfolio may also invest up to 20% of the value of its total assets in taxable securities and may purchase municipal obligations together with puts. In addition, the Portfolio may purchase municipal obligations on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agree-ments, loan its portfolio securities and purchase synthetic variable rate in-struments. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND

The JPM Institutional Treasury Money Market Fund's investment objective is to provide current income, maintain a high level of liquidity and preserve capi-tal. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Treasury Money Market Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Portfolio seeks to achieve its investment objective by investing in direct obligations of the U.S. Treasury and, to a lesser extent, in obligations of the U.S. Government agencies described below. The Portfolio maintains a dollar-weighted average portfolio maturity of not more than 90 days and invests in the following securities which have effective maturities of not more than thirteen months.

TREASURY SECURITIES; CERTAIN U.S. GOVERNMENT AGENCY OBLIGATIONS. The Portfolio will invest in Treasury Bills, Notes, and Bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States ("Treasury Securities"). Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. During ordinary market conditions at least 65% of the Portfolio's net assets will be invested in Treasury Securities and repurchase agreements collateral-ized by Treasury Securities. The balance of the Portfolio may be invested in obligations issued by the following U.S. Government agencies where the Portfo-lio must look to the issuing agency for ultimate repayment: the

Federal Farm Credit System and the Federal Home Loan Banks ("Permitted Agency Securities"). Each such obligation must have a remaining maturity of thirteen months or less at the time of purchase by the Portfolio. The market value of such obligations in which the Portfolio invests is not guaranteed and may rise and fall in response to changes in interest rates. Neither the shares of the Fund nor the interests in the Portfolio are guaranteed or insured by the U.S. Government.

The Portfolio also may purchase Treasury Securities and Permitted Agency Secu-rities on a when-issued or delayed delivery basis and may engage in repurchase and reverse repurchase agreement transactions involving such securities. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL SHORT TERM BOND FUND

The JPM Institutional Short Term Bond Fund's investment objective is to provide a high total return while attempting to limit the likelihood of negative quar-terly returns. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of li-quidity. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund and other very low risk investment vehicles. It is appropriate for investors who do not require the stable net asset value typical of a money market fund but do want less price fluctuation than is typical of a longer-term bond fund.

Morgan actively manages the Portfolio's duration, the allocation of securities across market sectors and the selection of securities within sectors. Based on fundamental, economic and capital markets research, Morgan adjusts the duration of the Portfolio in accordance with its outlook for interest rates. Morgan also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Government and agency securi-ties, corporate securities, private placements, asset-backed and mortgage-re-lated securities. Specific securities which Morgan believes are undervalued are selected for purchase within the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

Morgan also seeks to limit the likelihood of negative quarterly returns by bal-ancing the Portfolio's level of income with the possibility of capital losses. This balancing effort helps determine the Portfolio's duration.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions, the Portfolio's duration will range between one and three years. The maturities of the individual securities in the Portfolio may vary widely, however.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

CORPORATE BONDS, ETC. The Portfolio may invest in a broad range of debt securi-ties of domestic and foreign issuers. These include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securi-ties. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securi-ties. Collateralized securities are subject to certain risks, including a de-cline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as acceler-ated prepayment of mortgages or other loans backing these securities or de-struction of equipment subject to equipment trust certificates. In the event of any such prepayment the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity. The Portfolio does not intend to invest in common stock but may invest to a limited extent in convertible debt or preferred stock. The Portfolio does not expect to invest more than 25% of its assets in securities of foreign issuers. If the Portfolio invests in non-U.S. dollar de-nominated securities, it hedges the foreign currency exposure into the U.S. dollar. See Additional Investment Information and Risk Factors for further in-formation on foreign investments and convertible securities.

GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in obligations issued or guaranteed by the U.S. Government and backed by the full faith and credit of the United States. These securities include Treasury securities, obligations of the Government National Mortgage Association ("GNMA Certificates"), the Farmers Home Administration and the Export Import Bank. GNMA Certificates are mortgage-backed securities which evidence an undivided interest in mortgage pools. These securities are subject to more rapid repayment than their stated maturity would indicate because prepayments of principal on mortgages in the pool are passed through to the holder of the securities. During periods of de-clining interest rates, prepayments of mortgages in the pool can be expected to increase. The pass-through of these prepayments would have the effect of reducing the Portfolio's positions in these securities and requiring the Port-folio to reinvest the prepayments at interest rates prevailing at the time of reinvestment. The Portfolio may also invest in obligations issued or guaran-teed by U.S. Government agencies or instrumentalities where the Portfolio must look principally to the issuing or guaranteeing agency for ultimate repayment; some examples of agencies or instrumentalities issuing these obligations are the Federal Farm Credit System, the Federal Home Loan Banks and the Federal National Mortgage Association. Although these governmental issuers are respon-sible for payments on their obligations, they do not guarantee their market value. The Portfolio may also invest in municipal obligations which may be general obligations of the issuer or payable only from specific revenue sourc-es. However, the Portfolio will invest only in municipal obligations that have been issued on a taxable basis or have an attractive yield excluding tax con-siderations. In addition, the Portfolio may invest in debt securities of for-eign governments and governmental entities. See Additional Investment Informa-tion and Risk Factors for further information on foreign investments.

MONEY MARKET INVESTMENTS. The Portfolio may invest in the types of money mar-ket instruments in which the Money Market Fund may invest, subject to the quality requirements of the Short Term Bond Fund. See Quality Information be-low and Money Market Instruments in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a tempo-rary defensive measure taken during, or in anticipation of, adverse market conditions.

QUALITY INFORMATION. Under normal market circumstances at least 80% of the Portfolio's total assets will consist of debt securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in Morgan's opinion are of comparable quality. In the case of the remaining 20% of the Portfolio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. These standards must be satisfied at the time an investment is made. If the quality of the investment later de-clines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

The Portfolio may also purchase obligations on a when-issued or delayed deliv-ery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedg-ing transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL BOND FUND

The JPM Institutional Bond Fund's investment objective is to provide a high to-tal return consistent with moderate risk of capital and maintenance of liquidi-ty. Total return will consist of income plus realized and unrealized capital gains and losses. Although the net asset value of the Fund will fluctuate, the Fund attempts to preserve the value of its investments to the extent consistent with its objective. The Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of shorter-term obliga-tions while recognizing the greater price fluctuation of longer-term instru-ments. It may also be a convenient way to add fixed income exposure to diver-sify an existing portfolio.

Morgan actively manages the Portfolio's duration, the allocation of securities across market sectors, and the selection of specific securities within sectors. Based on fundamental, economic and capital markets research, Morgan adjusts the duration of the Portfolio in light of market conditions and Morgan's interest rate outlook. For example, if interest rates are expected to fall, the duration may be lengthened to take advantage of the expected associated increase in bond prices. Morgan also actively allocates the Portfolio's assets among the broad sectors of the fixed income market including, but not limited to, U.S. Govern-ment and agency securities, corporate securities, private placements, asset-backed and mortgage-related securities. Specific securities which Morgan be-lieves are undervalued are selected for purchase within the sectors using ad-vanced quantitative tools, analysis of credit risk, the expertise of a dedi-cated trading desk, and the judgment of fixed income portfolio managers and analysts. Under normal circumstances, Morgan intends to keep the Portfolio es-sentially fully invested with at least 65% of the Portfolio's assets invested in bonds.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the Portfolio's duration will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as repre-sented by Salomon Brothers Broad Investment Grade Bond Index, the Portfolio's benchmark. Currently, the benchmark's duration is approximately 5 years. The maturities of the individual securities in the Portfolio may vary widely, how-ever.

Since the Portfolio has a longer duration than that of the Short Term Bond Fund, over the long term its total return generally can be expected to be higher and its net asset value less stable than that of the Short Term Bond Fund.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

CORPORATE BONDS, ETC. The Portfolio may invest in the corporate debt obliga-tions permitted for the Short Term Bond Fund.

GOVERNMENT OBLIGATIONS, ETC. The Portfolio may invest in the government debt obligations permitted for the Short Term Bond Fund.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in the types of money mar-ket instruments in which the Money Market Fund may invest, subject to the quality requirements of the Bond Fund. See Quality Information below and Money Market Instruments in the Statement of Additional Information. Under normal circumstances, the Portfolio will purchase these securities to invest tempo-rary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also invest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of its total assets will consist of securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in Morgan's opinion are of comparable quality. In the case of 30% of the Port-folio's investments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. The remaining 5% of the Portfolio's assets may be invested in debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some specu-lative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

The Portfolio may also purchase obligations on a when-issued or delayed deliv-ery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and enter into certain hedging transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these investments and investment techniques, see Additional In-vestment Information and Risk Factors.

THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND

The JPM Institutional Tax Exempt Bond Fund's investment objective is to pro-vide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See Taxes. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for investors who seek tax exempt yields greater than those generally available from a portfolio of short-term tax exempt obliga-tions and who are willing to incur the greater price fluctuation of longer-term instruments.

The Portfolio attempts to achieve its investment objective by investing pri-marily in municipal securities of the types permitted for the Tax Exempt Money Market Fund which earn interest exempt from federal income tax in the opinion of bond counsel for the issuer. During normal market conditions, the Portfolio will invest at least 80% of its net assets in tax exempt obligations. Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alterna-tive minimum tax, see Taxes.

Morgan believes that based upon current market conditions, the Portfolio will consist of a portfolio of securities with a duration of four to seven years. In view of the duration of the Portfolio, under normal market conditions, the Fund's yield can be expected to be higher and its net asset value less stable than those of the Tax Exempt Money Market Fund. Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. The maturities of the individual securities in the Portfolio may vary widely, however, as Morgan adjusts the Portfolio's holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

The value of Portfolio's investments will generally fluctuate inversely with changes in prevailing interest rates. The value of the Portfolio's investments will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of portfolio se-curities are intended to minimize adverse price changes due to credit consider-ations. The value of the Portfolio's municipal securities can also be affected by market reaction to legislative consideration of various tax reform propos-als. Although the net asset value of Portfolio fluctuates, the Portfolio at-tempts to preserve the value of its investments to the extent consistent with its objective.

MUNICIPAL BONDS. The municipal securities in which the Portfolio may invest in-clude municipal bonds of the types permitted for the Tax Exempt Money Market Fund. The Portfolio may invest more than 25% of its assets in industrial devel-opment bonds, but may not invest more than 25% of its assets in industrial de-velopment bonds in projects of similar type or in the same state.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in the types of short-term municipal obligations in which the Tax Exempt Money Market Fund may invest. These obligations will meet the quality requirements described below except that short-term municipal obligations of New York State issuers may be rated MIG-2 by Moody's or SP-2 by Standard & Poor's. Under normal circumstances, the Portfolio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet withdrawals. However, the Portfolio may also in-vest in money market instruments as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

QUALITY INFORMATION. The Portfolio will not purchase any municipal obligation unless it is rated at least A, MIG-1 or Prime-1 by Moody's or A, SP-1 or A1 by Standard & Poor's (except for short-term obligations of New York State issuers as described above) or it is unrated and in Morgan's opinion it is of compara-ble quality. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may con-tinue to hold the investment.

In certain circumstances, the Portfolio may also invest up to 20% of the value of its total assets in taxable securities. In addition, the Portfolio may pur-chase municipal obligations together with puts, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agree-ments, purchase synthetic variable rate instruments, loan its portfolio securi-ties, purchase certain privately placed securities and enter into certain hedg-ing transactions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these transactions, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND

The JPM Institutional International Bond Fund's investment objective is to pro-vide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund at-tempts to achieve its objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio, a non-diversified open-end management in-vestment company having the same investment objective as the Fund. The Portfo-lio seeks to achieve its objective by investing in the types of fixed income securities described below. The expected total return of a portfolio of fixed income securities may not be as high as that of a portfolio of equity securi-ties.

The Fund is designed for investors who seek exposure to the international bond markets in their investment portfolios.

Morgan actively manages the Portfolio's allocation across countries, its dura-tion and the selection of specific securities within countries. Based on funda-mental economic and capital markets research, quantitative valuation techniques and experienced judgment, Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Morgan adjusts the Portfolio's duration in light of market conditions and the Advi-sor's interest rate outlook for the countries in which it invests. The Advisor selects securities among the broad sectors of the fixed income market includ-ing, but not limited to, debt obligations of governments and their agencies, supranational organizations, corporations and banks, taking into consideration such factors as their relative value, the likelihood of a change in credit rat-ing, and the liquidity of the issue. Under normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfolio's assets invested in bonds of foreign issuers. These investments will be made in at least three foreign countries. For further information on international investments, see Additional Information and Risk Factors.

Duration is a measure of the weighted average maturity of the bonds held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Typically, the Portfolio's duration will range between one year shorter and one year longer than the duration of the non-U.S. fixed income universe, as represented by Salomon Brothers Non-U.S. World Government Bond Index (currency hedged), the Portfolio's benchmark. Cur-rently the benchmark's duration is approximately five years. The maturities of the individual bonds in the Portfolio may vary widely, however.

The Portfolio may invest in securities denominated in foreign currencies, the U.S. dollar or multinational currency units such as the ECU. The Advisor will generally attempt to hedge the Portfolio's foreign currency exposure into the U.S. dollar. However, the Advisor may from time to time decide to keep foreign currency positions unhedged or engage in foreign currency transactions if, based on fundamental research, technical factors and the judgment of experi-enced currency managers, it believes the foreign currency exposure will benefit the Portfolio. For further information on foreign currency exchange transac-tions, see Additional Investment Information and Risk Factors.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Portfolio transactions are undertaken principally to accom-plish the Portfolio's objective in relation to expected movements in the gen-eral level of interest rates in each country, but the Portfolio may also engage in short-term trading consistent with its objective. To the extent the Portfo-lio engages in short-term trading, it may realize short-term capital gains or losses and incur increased transaction costs. See Taxes below. The estimated annual portfolio turnover rate for the Portfolio is generally not expected to exceed 300%.

CORPORATE BONDS. The Portfolio may invest in a broad range of debt obligations of foreign issuers. These include debt securities of foreign corporations; debt obligations of foreign banks and bank holding companies; and debt obligations issued or guaranteed by supranational organizations such as the World Bank, the European Investment Bank and the Asian Development Bank. To a limited extent, the Portfolio may also invest in non-U.S. dollar denominated securities of U.S. issuers.

GOVERNMENT SECURITIES. The Portfolio may invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authori-ties, instrumentalities or political subdivisions including a foreign state, province or municipality.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments of foreign or domestic issuers denominated in U.S. dollars and other curren-cies. Under normal circumstances the Portfolio will purchase these securities as a part of its management of the Portfolio's duration to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Port-folio may also invest in money market instruments without limitation as a tem-porary defensive measure taken in the Advisor's judgment during, or in antici-pation of, adverse market conditions. For more detailed information about these money market investments, see Investment Ob-jectives and Policies in the Statement of Additional Information.

QUALITY INFORMATION. Under normal circumstances at least 65% of the Portfolio's total assets will consist of securities that at the time of purchase are rated at least A by Moody's or Standard & Poor's or that are unrated and in the Advi-sor's opinion are of comparable quality. In the case of the remaining 35% of the Portfolio's investments, the Portfolio may purchase securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in the Advisor's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. These standards must be sat-isfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

NON-DIVERSIFICATION. The Portfolio is registered as a non-diversified invest-ment company which means that the Portfolio is not limited by the Investment Company Act of 1940 (the "1940 Act") in the proportion of its assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may in-vest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to its portfolio securities. The Portfolio, however, will comply with the diversifica-tion requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See Taxes below.

The Portfolio may also purchase securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its port-folio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition, the Portfolio may use options on securities and indexes of securities, futures contracts and options on futures contracts for hedging and risk management purposes. Forward foreign currency exchange contracts, options and futures contracts are derivative in-struments. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND

The JPM Institutional Selected U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. To-tal return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Selected U.S. Equity Portfolio, a diversi-fied open-end management investment company having the same investment objec-tive as the Fund. The Portfolio invests primarily in the common stock of large and medium sized U.S. corporations.

The Fund is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index.

Morgan seeks to enhance the Portfolio's total return relative to that of the universe of large and medium sized U.S. companies, typically represented by the S&P 500 Index, through fundamental analysis, systematic stock valuation and disciplined portfolio construction. Based on internal fundamental research, Morgan uses a dividend discount model to rank companies within economic sectors according to their relative value. From the universe of securities this model shows as undervalued, Morgan selects stocks for the Portfolio based on a vari-ety of criteria including the company's managerial strength, prospects for growth and competitive position. Morgan may modestly under or over-weight se-lected economic sectors against the S&P 500 Index's sector weightings to seek to enhance the Portfolio's total return or reduce the fluctuation in its market value relative to the Index.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. The Portfolio does not intend to respond to short-term mar-ket fluctuations or to acquire securities for the purpose of short-term trad-ing; how-ever, it may take advantage of short-term trading opportunities that are con-sistent with its objective. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

EQUITY INVESTMENTS. During ordinary market conditions, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfo-lio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics such as preferred stocks, war-rants, rights and convertible securities. The Portfolio's primary equity in-vestments are the common stocks of large and medium-sized U.S. corporations and, to a limited extent, similar securities of foreign corporations. The com-mon stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited part-nership interests. These equity investments may or may not pay dividends and may or may not carry voting rights. The Portfolio invests in securities listed on a securities exchange or traded in an over-the-counter market, and may in-vest in certain restricted or unlisted securities.

FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in securities of foreign issuers. For further information on foreign investments and foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

The Portfolio may also invest in securities on a when-issued or delayed deliv-ery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may in-volve options on securities and securities indexes, futures contracts and op-tions on futures contracts. For a discussion of these investments and invest-ment techniques, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND

The JPM Institutional U.S. Small Company Fund's investment objective is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management investment company having the same invest-ment objective as the Fund. The Portfolio invests primarily in the common stock of small U.S. companies. The small company holdings of the Portfolio are primarily companies included in the Russell 2500 Index.

The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large compa-nies. The Fund may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

Morgan seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, Morgan uses fundamental research, sys-tematic stock valuation and a disciplined portfolio construction process. Mor-gan continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable charac-teristics such as significant and predictable cash flow and high quality man-agement. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their rela-tive value. Morgan then selects for purchase the most attractive companies within each economic sector.

Morgan uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. Morgan believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its in-vestment objective. Since the Portfolio has a long-term investment perspec-tive, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its ob-jective. To the extent the Portfolio engages in short-term trading, it may in-cur increased transaction costs. See Taxes below.

PERMISSIBLE INVESTMENTS. The Portfolio may invest in the same types of securi-ties and use the same investment techniques, subject to the same limitations, as permitted for the Selected U.S. Equity Fund, except that its foreign in-vestments are limited to the equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars.

THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND

The JPM Institutional International Equity Fund's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment ob-jective by investing all of its investable assets in The Non-U.S. Equity Port-folio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for investors with a long-term investment horizon who want to diversify their portfolios by investing in an actively managed portfo-lio of non-U.S. securities that seeks to outperform the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

The Portfolio seeks to achieve its investment objective through country allo-cation, stock selection and management of currency exposure. Morgan uses a disciplined portfolio construction process to seek to enhance returns and re-duce volatility in the market value of the Portfolio relative to that of the EAFE Index.

Based on fundamental research, quantitative valuation techniques, and experi-enced judgment, Morgan uses a structured decision-making process to allocate the Portfolio primarily across the developed countries of the world outside the United States by under- or overweighting selected countries in the EAFE Index. Currently, Japan has the heaviest weighting in the EAFE Index and in the Portfolio. At November 30, 1995, the approximate Japan weighting was 41% in the EAFE Index and 45% in the Portfolio.

Using a dividend discount model and based on analysts' industry expertise, se-curities within each country are ranked within economic sectors according to their relative value. Based on this valuation, Morgan selects the securities which appear the most attractive for the Portfolio. Morgan believes that under normal market conditions, economic sector weightings generally will be similar to those of the relevant equity index.

Finally, Morgan actively manages currency exposure, in conjunction with coun-try and stock allocation, in an attempt to protect and possibly enhance the Portfolio's market value. Through the use of forward foreign currency exchange contracts, Morgan will adjust the Portfolio's foreign currency weightings to reduce its exposure to currencies deemed unattractive and, in certain circum-stances, increase exposure to currencies deemed attractive, as market condi-tions warrant, based on fundamental research, technical factors, and the judg-ment of a team of experienced currency managers. For further information on foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

EQUITY INVESTMENTS. In normal circumstances, Morgan intends to keep the Port-folio essentially fully invested with at least 65% of the value of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, war-rants, rights and convertible securities. The Portfolio's primary equity in-vestments are the common stock of established companies based in developed countries outside the United States. Such investments will be made in at least three foreign countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity inter-est such as trust or limited partnership interests. The Portfolio may also in-vest in securities of issuers located in developing countries. See Additional Investment Information and Risk Factors. The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain re-stricted or unlisted securities.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its port-folio securities, purchase certain privately placed securities, enter into forward contracts on foreign currencies and enter into certain hedging trans-actions that may involve options on securities and securities indexes, futures contracts and options on futures contracts. For a discussion of these invest-ments and investment techniques, see Additional Investment Information and Risk Factors.

THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND

The JPM Institutional Emerging Markets Equity Fund's investment objective is to achieve a high total return from a portfolio of equity securities of compa-nies in emerging markets. Total return will consist of realized and unrealized capital gains and losses plus income. The Fund attempts to achieve its invest-ment objective by investing all its investable assets in The Emerging Markets Equity Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Fund is designed for long-term investors who want exposure to the rapidly growing emerging markets. THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM NOR IS THE FUND SUITABLE FOR ALL INVESTORS. Many investments in emerg-ing markets can be considered speculative, and therefore may offer higher po-tential for gains and losses and may be more volatile than investments in the developed markets of the world. See Additional Investment Information and Risk Factors.

As used in this Prospectus, "emerging markets" include any country which is generally considered to be an emerging or developing country by the World Bank, the International Finance Corporation, the United Nations or its author-ities. These countries generally include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ire-land, Italy, Japan, Netherlands, New Zealand, Norway, Spain, Sweden, Switzer-land, United Kingdom and United States. The Portfolio will focus its invest-ments in those emerging markets countries which it believes have strongly de-veloping economies and in which the markets are becoming more sophisticated.

A company in an emerging market is one that: (i) has its principal securities trading market in an emerging market country; (ii) is organized under the laws of, and with a principal office in, an emerging market; or (iii) (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets.

The Advisor seeks to achieve the Portfolio's investment objective by a disci-plined process of country allocation and company selection. Based on fundamen-tal research, quantitative analysis, and experienced judgment, the Advisor identi-fies those countries where economic and political factors, including currency movements, are likely to produce above-average returns. Based on their rela-tive value, the Advisor then selects those companies in each country's major industry sectors which it believes are best positioned and managed to take ad-vantage of these economic and political factors.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. The Portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

EQUITY INVESTMENTS. In normal circumstances, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the value of its to-tal assets in equity securities of emerging markets issuers, consisting of common stocks and other securities with equity characteristics such as pre-ferred stock, warrants, rights and convertible securities. The Portfolio's primary equity investments are the common stock of established companies in the emerging markets countries the Advisor has identified as attractive. The assets of the Portfolio ordinarily will be invested in the securities of is-suers in at least three different emerging markets countries. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest such as trust or limited partnership in-terests. The Portfolio invests in securities listed on securities exchanges, traded in over-the-counter markets, and may invest in certain restricted or unlisted securities.

Certain emerging markets are closed in whole or in part to equity investments by foreigners except through specifically authorized investment funds. Securi-ties of other investment companies may be acquired by the Portfolio to the ex-tent permitted under the 1940 Act--that is, the Portfolio may invest up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company. As a shareholder in an investment fund, the Portfolio would bear its share of that investment fund's expenses, including its advisory and administration fees. At the same time the Portfolio and the Fund would continue to pay their own oper-ating expenses.

The Portfolio may also invest in money market instruments denominated in U.S. dollars and other currencies, securities on a when-issued or delayed delivery basis, enter into repurchase and reverse repurchase agreements, loan its port-folio securities, purchase certain privately placed securities and enter into forward foreign currency exchange contracts. In addition, the Portfolio may use options on securities and securities indexes, futures contracts and op-tions on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see Additional In-vestment Information and Risk Factors.

THE JPM INSTITUTIONAL DIVERSIFIED FUND

The JPM Institutional Diversified Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income se-curities. Total return will consist of income plus realized and unrealized capital gains and losses. The Fund attempts to achieve its investment objec-tive by investing all of its investable assets in The Diversified Portfolio, a diversified open-end management investment company having the same investment objective as the Fund.

The Portfolio seeks to provide a total return that approaches that of the uni-verse of equity securities of large and medium sized U.S. companies and that exceeds the return typical of a portfolio of fixed income securities. The Portfolio attempts to achieve this return by investing in equity and fixed in-come instruments, as described below.

The Fund is designed primarily for investors who wish to invest for long-term objectives such as retirement. It is appropriate for investors who seek to at-tain real appreciation in the market value of their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting only of equity securities. The Fund may be an attractive option for investors who want a professional investment adviser to decide how their investments should be allocated between equity and fixed income securi-ties.

Under normal circumstances, the Portfolio will be invested approximately 65% in equities and 35% in fixed income securities. The equity portion of the Portfo-lio will be invested primarily in large and medium sized U.S. companies with market capitalizations above $1.5 billion, with the balance in small U.S. com-panies primarily included in the Russell 2000 Index and in foreign issuers pri-marily in developed countries. Under normal circumstances, Morgan expects that approximately 52% of the Portfolio will be in equity securities of large and medium sized companies, 3% in small companies and 10% in foreign issuers. How-ever, Morgan may allocate the Portfolio's investments among these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, Morgan assesses the relative attractiveness of each asset class and determines an optimal alloca-tion among them. Morgan then selects securities within each asset class based on fundamental research and quantitative analysis.

The Portfolio intends to manage its portfolio actively in pursuit of its in-vestment objective. Since the Portfolio has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advan-tage of short-term trading opportunities that are consistent with its objec-tive. To the extent the Portfolio engages in short-term trading, it may incur increased transaction costs. See Taxes below.

EQUITY INVESTMENTS. For the equity portion of the Portfolio, Morgan seeks to achieve a high total return through fundamental analysis, systematic stock val-uation and disciplined portfolio construction. For domestic equities, based on internal fundamental research, Morgan uses a dividend discount model to value equity securities and rank a universe of large and medium capitalization compa-nies or small companies within economic sectors according to their relative value. Morgan then buys and sells securities within each economic sector based on this valuation process to seek to enhance the Portfolio's return. For for-eign equities, the Portfolio's investment process involves country allocation, stock selection and management of currency exposure. Morgan allocates this por-tion of the Portfolio by under- or over-weighting selected countries in the EAFE Index. Using a dividend discount model and based on analysts' industry ex-pertise, securities within each country are ranked within economic sectors ac-cording to their relative value and those which appear the most attractive are selected. Currency exposure is also actively managed to protect and possibly enhance the market value of the Portfolio. In addition, Morgan uses this disci-plined portfolio construction process to seek to reduce the volatility of the large and medium capitalization equity portion of the Portfolio relative to that of the S&P 500 Index, of the small company portion of the Portfolio rela-tive to that of the Russell 2000 and of the foreign equity portion of the Port-folio relative to that of the EAFE Index.

The Portfolio's equity investments will include common stock of any class or series or any similar equity interest, such as trust or limited partnership in-terests. The Portfolio's equity investments may also include preferred stock, warrants, rights and convertible securities. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights.

FIXED INCOME INVESTMENTS. For the fixed income portion of the Portfolio, Morgan seeks to provide a high total return by actively managing the duration of the Portfolio's fixed income securities, the allocation of securities across market sectors, and the selection of securities within sectors. Based on fundamental, economic and capital markets research, Morgan adjusts the duration of the Port-folio's fixed income investments in light of market conditions. Morgan also ac-tively allocates the Portfolio's fixed income investments among the broad sec-tors of the fixed income market. Securities which Morgan believes are underval-ued are selected for purchase from the sectors using advanced quantitative tools, analysis of credit risk, the expertise of a dedicated trading desk, and the judgment of fixed income portfolio managers and analysts.

Duration is a measure of the weighted average maturity of the fixed income se-curities held in the Portfolio and can be used as a measure of the sensitivity of the Portfolio's market value to changes in interest rates. Under normal market conditions the duration of the fixed income portion of the Portfolio will range between one year shorter and one year longer than the duration of the U.S. investment grade fixed income universe, as represented by the Salomon Brothers Broad Investment Grade Bond Index. Currently, the Index's duration is approximately five years. The maturities of the individual fixed income secu-rities in the Portfolio may vary widely, however.

The Portfolio may invest in a broad range of debt securities of domestic and foreign issuers. These include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities; U.S. Government and agency securities; and private placements. See The JPM Institutional Short Term Bond Fund for more detailed information on fixed income securities.

QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 65% of that portion of the Portfolio invested in fixed income securities will consist of securities that are rated at least A by Moody's or Standard & Poor's or that are unrated and in Morgan's opinion are of comparable quality. In the case of 30% of the Portfolio's fixed income in-vestments, the Portfolio may purchase debt securities that are rated Baa or better by Moody's or BBB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. The remaining 5% of the Portfo-lio's fixed income investments may be debt securities that are rated Ba or better by Moody's or BB or better by Standard & Poor's or are unrated and in Morgan's opinion are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some specu-lative characteristics. Securities rated Ba by Moody's or BB by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment. See Appendix A in the Statement of Additional Information for more detailed information on these ratings.

FOREIGN INVESTMENTS. The Portfolio may invest in common stocks and convertible securities of foreign corporations as well as fixed income securities of for-eign government and corporate issuers. However, the Portfolio does not expect to invest more than 30% of its assets at the time of purchase in securities of foreign issuers. For further information on foreign investments and foreign currency exchange transactions, see Additional Investment Information and Risk Factors.

The Portfolio may also invest in securities on a when-issued or delayed deliv-ery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments and enter into forward contracts on foreign currencies. In addition, the Portfolio may use options on securities and indexes of securi-ties, futures contracts and options on futures contracts for hedging and risk management purposes. For a discussion of these investments and investment techniques, see Additional Investment Information and Risk Factors.

ADDITIONAL INVESTMENT INFORMATION AND RISK FACTORS

CONVERTIBLE SECURITIES. The Portfolios for the Short Term Bond, Bond, Interna-tional Bond, Selected U.S. Equity, U.S. Small Company, Emerging Markets Equi-ty, International Equity and Diversified Funds may invest in convertible secu-rities of domestic and, subject to each Portfolio's investment restrictions, foreign issuers. The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified num-ber of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WARRANTS. The Portfolios for the Selected U.S. Equity, U.S. Small Company, In-ternational Equity, Emerging Markets Equity and Diversified Funds may invest in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying se-curities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may pur-chase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no in-terest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Each Port-folio maintains with the Custodian a separate account with a segregated port-folio of securities in an amount at least equal to these commitments. When en-tering into a when-issued or delayed delivery transaction, the Portfolio re-lies on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of each Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabil-ities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. Each of the Portfolios may engage in repurchase agree-ment transactions with brokers, dealers or banks that meet the credit guide-lines established by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio for the Treasury Money Market Fund only enters into repurchase agreements involving Treasury Securities and Permitted Agency Securities and under ordinary market conditions does not ex-pect to enter into repurchase agreements involving more than 5% of its net as-sets. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as col-lateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other in-vestments which may be considered illiquid are limited. See Illiquid Invest-ments; Privately Placed and other Unregistered Securities below.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, each of the Portfolios is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equiva-lent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days af-ter notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Port-folios will consider all facts and circumstances, including the creditworthi-ness of the borrowing financial institution, and the Portfolios will not make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfo-lios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios is permitted to enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agree-ment. For purposes of the 1940 Act, it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

FOREIGN INVESTMENT INFORMATION. The Portfolios for the Money Market, Short Term Bond, Bond, Selected U.S. Equity, U.S. Small Company and Diversified Funds may invest in certain foreign securities. The Portfolios for the Inter-national Bond, International Equity and Emerging Markets Equity Funds invest primarily in foreign securities. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform ac-counting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may de-crease the net return on foreign investments as compared to dividends and in-terest paid to these Portfolios by domestic companies.

Investors should realize that the value of each Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, na-tionalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign na-tions may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign is-suer. Any foreign investments made by the Portfolios must be made in compli-ance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected in foreign bond markets or on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic markets or security exchanges. Ac-cordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers or companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers, financial institutions and issuers located in foreign countries than in the United States.

Although the Portfolios for the International Bond and International Equity Funds invest primarily in securities of established issuers based in developed foreign countries, they may also invest in securities of issuers in emerging markets countries. The Portfolio for the Emerging Markets Equity Fund invests primarily in equity securities of companies in emerging markets countries. In-vestments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolios' investment opportunities including restrictions on investing in issuers or in-dustries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and pri-vate property.

Each of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Re-ceipts ("EDRs") or other similar securities of foreign issuers. These securi-ties may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust com-pany evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same share-holder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

In the case of the Portfolios for the Short Term Bond, Bond, International Bond, Selected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity and Diversified Funds, since investments in foreign securities involve foreign currencies, the value of their assets as measured in U.S. dol-lars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See Foreign Cur-rency Exchange Transactions.

For a discussion of investment risks associated with the general economic and political conditions in Japan, see Investment Objectives and Policies in the Statement of Additional Information.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolios for the Short Term Bond, Bond, International Bond, Selected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity and Diversified Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolios for these Funds may enter from time to time into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transac-tions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commer-cial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without com-mission. The Portfolios will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange con-tracts eliminate fluctuations in the prices of the Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Each of these Portfolios may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates be-tween the trade and settlement dates of specific securities transactions or an-ticipated securities transactions. The Portfolios may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or prin-cipally traded in a foreign currency. To do this, a Portfolio would enter into a forward contract to sell the foreign currency in which the investment is de-nominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Portfolio will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency in-crease. In addition, forward contracts that convert a foreign currency into an-other foreign currency will cause the Portfolio to assume the risk of fluctua-tions in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the fu-ture value of such securities in foreign currencies will change as a conse-quence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

TAXABLE INVESTMENTS FOR THE TAX EXEMPT FUNDS. The Portfolios for the Tax Exempt Money Market and Tax Exempt Bond Funds each attempt to invest its assets in tax exempt municipal securities; however, these Portfolios are each permitted to invest up to 20% of the value of their respective total assets in securities, the interest income on which may be subject to federal, state or local income taxes. These Portfolios may make taxable investments pending investment of pro-ceeds from sales of their interests or portfolio securities, pending settlement of purchases of portfolio securities, to maintain liquidity or when it is ad-visable in Morgan's opinion because of adverse market conditions. The Portfo-lios will invest in taxable securities only if there are no tax exempt securi-ties available for purchase or if the after tax yield, in the case of the Port-folio for the Money Market Fund, or the expected return, in the case of the Portfolio for the Tax Exempt Bond Fund, from an investment in taxable securi-ties exceeds the yield or expected return, as the case may be, on available tax exempt securities. In abnormal market conditions, if, in the judgment of Mor-gan, tax exempt securities satisfying the Tax Exempt Bond Fund's investment ob-jective may not be purchased, its corresponding Portfolio may, for defensive purposes only, temporarily invest more than 20% of its net assets in debt secu-rities the interest on which is subject to federal, state or local income tax-es. The taxable investments permitted for these Portfolios include obligations of the U.S. Government and its agencies and instrumentalities, bank obliga-tions, commercial paper and repurchase agreements and, in the case of the Tax Exempt Bond Fund, other debt securities which meet the Fund's quality require-ments. See Taxes.

PUTS FOR THE TAX EXEMPT FUNDS. The Portfolios for the Tax Exempt Money Market and Tax Exempt Bond Funds may purchase without limit municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of these Portfolios and subject to the supervision of the Trustees, the purpose of this practice is to permit the Portfolios to be fully invested in tax exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large withdrawals, to purchase at a later date securities other than those subject to the put and, in the case of the Tax Exempt Bond Fund, to facilitate Morgan's ability to manage the portfo-lio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Morgan will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio for the Tax Exempt Money Market Fund to value all municipal securities; no value is assigned to any puts. This method is also used by the Portfolio for the Tax Exempt Bond Fund to value municipal securities with maturities of less than 60 days; when these se-curities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. See the State-ment of Additional Information for the valuation procedure if the Portfolio for the Tax Exempt Bond Fund were to invest in municipal securities with maturities of 60 days or more that are subject to separate puts.

SYNTHETIC VARIABLE RATE INSTRUMENTS FOR THE TAX EXEMPT FUNDS. The Portfolios for the Tax Exempt Money Market and Tax Exempt Bond Funds may invest in certain synthetic variable rate instruments. Such instruments generally involve the de-posit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. Morgan will review the struc-ture of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Portfolios will be that of holding the long-term bond, which in the case of the Portfolio for the Tax Exempt Money Market Fund may require the disposition of the bond which could be at a loss.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Subject to the limitations described below, each of the Portfolios may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

Acquisition of illiquid investments by the Portfolio for the Money Market Fund is subject to the 10% fundamental policy limitation described below under In-vestment Restrictions. Acquisitions of illiquid investments by the Portfolios for the other Funds is subject to the following non-fundamental policies. The Portfolio for each of the Tax Exempt Money Market and Treasury Money Market Funds may not acquire any illiquid securities if, as a result thereof, more than 10% of the market value of the Portfolio's net assets would be in illiquid investments. The Portfolio for each of the Short Term Bond, Bond, Tax Exempt Bond, International Bond, Selected U.S. Equity, U.S. Small Company, Interna-tional Equity, Emerging Markets Equity and Diversified Funds may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

Each of the Portfolios may also purchase Rule 144A securities sold to institu-tional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Ad-visor and approved by the Trustees. The Trustees will monitor the Advisor's im-plementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolios for each of the Bond, Short Term Bond, Tax Exempt Bond, International Bond and Diversified Funds may (a) purchase exchange traded and over-the-counter (OTC) put and call options on fixed income securities and indexes of fixed income securities, (b) purchase and sell futures contracts on fixed income securities and indexes of fixed in-come securities and (c) purchase put and call options on futures contracts on fixed income securities and indexes of fixed income securities. The Portfolios for each of the Bond, Short Term Bond, Tax Exempt Bond and Diversified Funds may also purchase and sell futures contracts on fixed income securities and purchase put and call options on futures contracts on fixed income securities. In addition, the Portfolios for the International Bond and Diversified Funds may sell (write) exchange traded and OTC put and call options on indexes of fixed income securities and on futures contracts on indexes of fixed income se-curities; the Portfolio for the Diversified Fund may also sell these options on fixed income securities and on futures contracts on fixed income securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

The Portfolios for each of the Selected U.S. Equity, U.S. Small Company, Inter-national Equity, Emerging Markets Equity and Diversified Funds may (a) purchase exchange traded and OTC put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities, and (c) purchase put and call options on futures contracts on in-dexes of equity securities. In addition, the Portfolios for the Emerging Mar-kets

Equity and Diversified Funds may sell (write) exchange traded and OTC put and call options on equity securities and indexes of equity securities and on futures contracts on indexes of equity securities.

Each of these Portfolios may use futures contracts and options for hedging purposes. The Portfolios for each of the International Bond, Emerging Markets Equity and Diversified Funds may also use futures contracts and options for risk management purposes. See Risk Management in the Statement of Additional Information. None of the Portfolios may use futures contracts and options for speculation.

Each of these Portfolios may utilize options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with a Portfolio's ob-jective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments by a Portfolio may reduce certain risks associated with owning its portfolio se-curities, these techniques themselves entail certain other risks. If the Advi-sor applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's re-turn. Certain strategies limit a Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly corre-lated with its other investments or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in con-nection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate.

Each of the Portfolios may purchase put and call options on securities, in-dexes of securities and futures contracts, or purchase and sell futures con-tracts, only if such options are written by other persons and if (i) the ag-gregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin depos-its required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets. In addition, the Portfolios for the Emerging Markets Equity and Diversified Funds will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of such Portfolio.

For more detailed information about these transactions, see the Appendix to this Prospectus and Risk Management in the Statement of Additional Informa-tion.

MONEY MARKET INSTRUMENTS. The Portfolios for the Selected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity and Diversified Funds are permitted to invest in money market instruments, although each of these Portfolios intends to stay invested in equity securities (or, in the case of the Diversified Fund, equity and longer-term fixed income securities) to the extent practical in light of its objectives and long-term investment perspective. These Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions as de-scribed above under Taxable Investments for the Tax Exempt Funds. The money market investments permitted for these Portfolios include obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. The Portfolios for the International Eq-uity and Emerging Markets Equity Funds may also invest in short-term obliga-tions of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. For more detailed information about these money market investments, see Investment Objectives and Policies in the Statement of Addi-tional Information.

INVESTMENT RESTRICTIONS

As diversified investment companies, 75% of the assets of each of the Portfo-lios, except for the Portfolio for the International Bond Fund, are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. Government securities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. The Money Market and Treasury Money Market Portfolios are subject to additional non-fundamental requirements governing non-tax exempt money market funds. These non-fundamental requirements generally prohibit the Money Market and Treasury Money Market Portfolios from investing more than 5% of their respective total assets in the securities of any single issuer, except obligations of the U.S. Government and its agencies and instrumentalities.

The Portfolio for the International Bond Fund is registered as a non-diversi-fied investment company, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the obliga-tions of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a re-sult, may be subject to greater risk with respect to its portfolio securities. The Portfolio, however, will comply with the diversification requirements im-posed by the Code for qualification as a regulated investment company. See Taxes below.

The investment objective of each Fund and its corresponding Portfolio, together with the investment restrictions described below and in the Statement of Addi-tional Information, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of a Fund and its corresponding Portfolio. Each Fund has the same investment restrictions as its corresponding Portfolio, ex-cept that each Fund may invest all of its investable assets in another open-end investment company with the same investment objective and restrictions (such as its corresponding Portfolio). References below to a Portfolio's investment re-strictions also include the corresponding Fund's investment restrictions.

The Portfolio for the Money Market Fund may not (i) acquire any illiquid secu-rities if as a result more than 10% of the market value of its total assets would be in investments which are illiquid, (ii) enter into reverse repurchase agreements exceeding one-third of the market value of its total assets, less certain liabilities, (iii) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Port-folio's total assets, taken at cost at the time of borrowing, or purchase secu-rities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing (the "10% Emergency Borrowing Restriction"), or (iv) invest more than 25% of its assets in any one industry, except there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks.

The Portfolio for the Treasury Money Market Fund may not (i) enter into reverse repurchase agreements which together with any other borrowings exceed one-third of the market value of its total assets, less certain liabilities, or (ii) bor-row money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of its total assets, taken at cost at the time of borrowing (and provided that such borrowings and reverse repurchase agreements do not ex-ceed in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements), or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hy-pothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing, or (iii) make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Portfolio's investment objective and policies.

The Portfolios for the Tax Exempt Money Market and Tax Exempt Bond Funds are subject to the 10% Emergency Borrowing Restriction, except that borrowings may be for temporary as well as extraordinary or emergency purposes in the case of the Portfolio for the Tax Exempt Money Market Fund, and may not acquire indus-trial revenue bonds if as a result more than 5% of total Portfolio assets would be invested in industrial revenue bonds where payment of principal and interest is the responsibility of companies with fewer than three years of op-erating history.

Each of the Portfolios for the Short Term Bond and Diversified Funds may not
(i) purchase securities or other obligations of issuers conducting their prin-cipal business activity in the same industry if its investments in such indus-try would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government securities (the "Industry Concentration Restriction"; for purposes of this limitation, the staff of the SEC considers (a) all supranational organizations as a group to be a single industry and (b) each foreign government and its political subdi-visions to be a single industry); (ii) borrow money (not including reverse re-purchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of its to-tal assets, taken at cost at the time of borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse re-purchase agreements), or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connec-tion with any such borrowings in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of borrowing; or (iii) enter into reverse repurchase agreements and other permitted borrowings which constitute senior securities under the 1940 Act, exceeding in the aggregate one-third of the market value of the Portfolio's total assets, less certain liabilities (the "Senior Securities Restriction").

The Portfolio for the Bond Fund is subject to the Industry Concentration Re-striction and the Senior Securities Restriction and may not borrow money, ex-cept from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's total assets taken at cost at the time of borrowing and except in connection with reverse repurchase agreements or purchase securities while borrowings, including reverse repur-chase agreements, exceed 5% of its total assets; or mortgage, pledge or hy-pothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing.

The Portfolios for the Selected U.S. Equity and U.S. Small Company Funds are subject to the 10% Emergency Borrowing Restriction, the Industry Concentration Restriction, and may not purchase securities of any issuer if, as a result of the purchase, more than 5% of total Portfolio assets would be invested in se-curities of companies with fewer than three years of operating history (in-cluding predecessors).

The Portfolio for the International Equity Fund is subject to the Industry Concentration Restriction and the Senior Securities Restriction. In addition, the Portfolio may not borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Portfolio's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Portfolio's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Portfolio's net assets at the time of such borrowing.

Each of the Portfolios for the International Bond and Emerging Markets Equity Funds are subject to the Industry Concentration Restriction and may not (i) borrow money except that each Portfolio may (a) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (b) enter into reverse repurchase agreements for any purpose, provided that (a) and (b) in total do not exceed one-third of the Portfolio's total assets less liabili-ties (other than borrowings), or (ii) issue senior securities except as per-mitted by the 1940 Act or any rule, order or interpretation thereunder.

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment Re-strictions in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIOS

TRUSTEES. Pursuant to the Declarations of Trust for the Trust and for the Portfolios, the Trustees decide upon matters of general policy and review the actions of the Advisor and other service providers. The Trustees of the Trust and of each Portfolio are identified below.

Frederick S. Addy................... Former Executive Vice President and Chief
                                     Financial Officer, Amoco Corporation
William G. Burns.................... Former Vice Chairman of the Board and Chief
                                     Financial Officer, NYNEX Corporation
Arthur C. Eschenlauer............... Former Senior Vice President, Morgan
                                     Guaranty Trust Company of New York
Matthew Healey...................... Chairman and Chief Executive Officer;
                                     Chairman, Pierpont Group, Inc.
Michael P. Mallardi................. Senior Vice President, Capital Cities/ABC,
                                     Inc., President, Broadcast Group

A majority of the disinterested Trustees have adopted written procedures rea-sonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are trustees of the Trust, each Portfolio and The Pierpont Funds, up to and including creating a separate board of trustees. See Trustees and Officers in the Statement of Additional Information for more information about the Trustees and Officers of the Funds and the Portfolios.

Each of the Portfolios and the Trust have entered into a Fund Services Agree-ment with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolios' and the Trust's af-fairs. The fees to be paid under the agreements approximate the reasonable cost of Pierpont Group, Inc. in providing these services. Pierpont Group, Inc. was organized in 1989 at the request of the Trustees of The Pierpont Family of Funds for the purpose of providing these services at cost to those funds. See Trustees and Officers in the Statement of Additional Information. The princi-pal offices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017.

ADVISOR. None of the Funds has retained the services of an investment adviser because each Fund seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. Each Portfolio has retained the services of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust com-pany which conducts a general banking and trust business. Morgan is a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institu-tional clients with combined assets under management of over $165 billion (of which the Advisor advises over $26 billion). Morgan provides investment advice and portfolio management services to each Portfolio. Subject to the supervi-sion of each Portfolio's Trustees, Morgan makes each Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Portfolio's investments. See Invest-ment Advisor in the Statement of Additional Information. Morgan also provides certain accounting and operations services to the Funds and the Portfolios, in-cluding services related to Portfolio and Fund tax returns, Portfolio and Fund financial reports, computing Fund dividends and net asset value per share and keeping the Trust's books of account. Morgan Guaranty also provides shareholder services to shareholders of the Funds. See Shareholder Servicing below.

Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For fixed income portfolios, this process focuses on the systematic analysis of real interest rates, sector diversification, quantita-tive and credit analysis, and, for foreign fixed income securities, country se-lection. Morgan has managed portfolios of domestic fixed income securities on behalf of its clients for over 60 years and international fixed income securi-ties on behalf of its clients since 1977. The portfolio managers making invest-ments in domestic and international fixed income securities work in conjunc-tion with fixed income, credit, capital market and economic research analysts, as well as traders and administrative officers.

For equity portfolios, this process utilizes fundamental research, systematic stock selection, disciplined portfolio construction and, in the case of foreign equities, country exposure and currency management. Morgan has managed portfo-lios of U.S. equity securities on behalf of its clients for over 40 years, eq-uity securities of small U.S. companies since the 1960s, international equity securities since 1974 and emerging markets equity securities since 1990. The portfolio managers making investments in domestic, international or emerging markets equity securities work in conjunction with Morgan's equity analysts, as well as capital market, credit and economic research analysts, traders and ad-ministrative officers, in Morgan's offices around the globe. The U.S. equity analysts each cover a different industry, following both the small and large companies in their respective industries, and currently monitor universes of 700 predominately large and medium-sized and 300 small companies. The interna-tional equity analysts, located in London, Tokyo, Singapore and Melbourne, each cover a different industry, monitoring a universe of nearly 1,000 non-U.S. com-panies. The emerging markets research analysts, located in New York, London and Singapore, each cover a different industry, monitoring a universe of approxi-mately 900 companies in emerging markets countries.

The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the respective Portfolios or their predecessor entities (the inception date of each person's responsibility for a Portfolio (or its predecessor) and his or her business experience for the past five years is indicated parenthetically): the Money Market Fund: Robert R. Johnson, Vice President (since June, 1988, employed by Morgan since prior to
1991) and Daniel B. Mulvey, Vice President (since January, 1995, employed by Morgan since September, 1991, previously securities trader, Equitable Life In-surance Company); the Tax Exempt Money Market Fund: Daniel B. Mulvey, Vice President (since August, 1995, employed by Morgan since September, 1991) and Elizabeth A. Augustin, Vice President (since January, 1992, employed by Morgan since prior to 1991); the Treasury Money Market Fund: James A. Hayes, Vice President (since January, 1993, employed by Morgan since prior to 1991) and Robert R. Johnson, Vice President (since January, 1993, employed by Morgan since prior to 1991); the Short Term Bond Fund: Connie J. Plaehn, Vice Presi-dent (since July, 1993, employed by Morgan since prior to 1991 as a portfolio manager of U.S. fixed income investments) and William G. Tennille, Vice Presi-dent (since January, 1994, employed by Morgan since March, 1992, previously Managing Director, Manufacturers Hanover Trust Company as a portfolio manager of U.S. fixed income investments); the Bond Fund: William G. Tennille, Vice President (since January, 1994, employed by Morgan since March, 1992, previ-ously Managing Director, Manufacturers Hanover Trust Company as a portfolio manager of U.S. fixed income investments) and Connie J. Plaehn, Vice President (since January, 1994, employed by Morgan since prior to 1991 as a portfolio manager of U.S. fixed income investments); the Tax Exempt Bond Fund: Elbridge
T. Gerry, III, Vice President (since February, 1992, employed by Morgan since prior to 1991) and Elizabeth A. Augustin, Vice President (since January, 1992, employed by Morgan since prior to 1991); the International Bond Fund: Robert P. Browne, Vice President (since October 1994, employed by Morgan since 1991 as a portfolio manager of international fixed income investments) and Lili B.L. Dung, Vice President (since October 1994, employed by Morgan since prior to 1991 as a portfolio manager of international fixed income investments); the Selected U.S. Equity Fund: Wil-liam B. Petersen, Managing Director (since February, 1993, employed by Morgan since prior to 1991 as a portfolio manager of U.S. equity investments) and William M. Riegel, Jr., Vice President (since February, 1993, employed by Mor-gan since prior to 1991 as a portfolio manager of U.S. equity investments);
the U.S. Small Company Fund: James B. Otness, Managing Director (since Febru-ary, 1993, employed by Morgan since prior to 1991 as a portfolio manager of equity securities of small and medium sized U.S. companies) and Fred W. Kittler, Vice President (since February, 1993, employed by Morgan since prior to 1991 as a portfolio manager of equity securities of small and medium sized U.S. companies); the International Equity Fund: Paul A. Quinsee, Vice Presi-dent (since April, 1993, employed by Morgan since February, 1992, previously Vice President and Citibank N.A. prior to 1992 as a portfolio manager of in-ternational equity investments) and Thomas P. Madsen, Managing Director (since April, 1993, employed by Morgan since prior to 1991 as a portfolio manager of international equity investments); the Emerging Markets Equity Fund: Douglas
J. Dooley, Managing Director (since November, 1993, employed by Morgan since prior to 1991 and has been a portfolio manager of emerging markets investments since 1991) and Satyen Mehta, Vice President (since November, 1993, employed by Morgan since prior to 1991 and has been a portfolio manager of emerging markets investments since 1991); and the Diversified Fund: Gerald H.
Osterberg, Vice President (since July, 1993, employed by Morgan since prior to
1991) and John M. Devlin, Vice President (since December, 1993, employed by Morgan since prior to 1991).

As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with each Portfolio, the Portfolios have agreed to pay Morgan a fee, which is computed daily and may be paid monthly, equal to the following annual rates of each Portfolio's average daily net assets: the Portfolios for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, 0.20% of net assets up to $1 billion, and 0.10% of net assets in excess of $1 billion; the Portfolio for the Short Term Bond Fund, 0.25%; the Portfolios for the Bond and Tax Exempt Bond Funds, 0.30%; the Portfolio for the International Bond Fund, 0.35%; the Portfolio for the Se-lected U.S. Equity Fund, 0.40%; the Portfolios for the U.S. Small Company and International Equity Funds, 0.60%; the Portfolio for the Emerging Markets Eq-uity Fund, 1.00%; and the Portfolio for the Diversified Fund, 0.55%. While the advisory fee for the Portfolio for the Emerging Markets Equity Fund is higher than that of most investment companies, it is similar to the advisory fees of other emerging markets funds.

Under separate agreements, Morgan also provides financial, fund accounting and administrative services to the Trust and each Portfolio and shareholder serv-ices to shareholders of the Funds. See Administrative Services Agent and Shareholder Servicing below. INVESTMENTS IN THE JPM INSTITUTIONAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

ADMINISTRATOR AND DISTRIBUTOR. Under Administration Agreements with the Trust and each Portfolio, Signature Broker-Dealer Services, Inc. ("SBDS") serves as the Administrator for the Trust and the Portfolios. In this capacity, SBDS ad-ministers and manages all aspects of the Funds' and the Portfolios' day-to-day operations subject to the supervision of the Trustees, except as set forth un-der Advisor, Administrative Services Agent, Custodian and Shareholder Servic-ing. In connection with its responsibilities as Administrator, SBDS (i) fur-nishes ordinary clerical and related services for day-to-day operations in-cluding certain recordkeeping responsibilities; (ii) takes responsibility for compliance with all applicable federal and state securities and other regula-tory requirements; (iii) is responsible for the registration of sufficient Fund shares under federal and state securities laws; (iv) takes responsibility for monitoring each Fund's status as a regulated investment company under the Code; and (v) performs such administrative and managerial oversight of the ac-tivities of the Trust's and the Portfolios' custodian and transfer agent as the Trustees may direct from time to time.

Under the Trust's and the Portfolios' Administration Agreements with SBDS, each Fund and Portfolio has agreed to pay to SBDS a fee equal to its propor-tionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolios and the other port-folios (collectively the "Master Portfolios") in which series of the Trust, The Pierpont Funds or The JPM Advisor Funds invest. This charge is calculated in accordance with the following annual schedule: 0.03% on the first $7 billion of the Master Portfo-lios' aggregate average daily net assets and 0.01% of the Master Portfolio's aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by each Fund or Portfolio is determined by the proportion-ate share that its net assets bear to the total of the net assets of the Trust, The Pierpoint Funds, The JPM Advisor Funds and the Master Portfolios.

SBDS, a registered broker-dealer, also serves as the Distributor of shares of the Funds and the exclusive placement agent for the Portfolios. SBDS is a wholly owned subsidiary of Signature. Signature and its affiliates currently provide administration and distribution services for a number of registered investment companies through offices located in Boston, New York, London, To-ronto and George Town, Grand Cayman.

ADMINISTRATIVE SERVICES AGENT. Under Administrative Services Agreements with the Trust and each Portfolio, Morgan is responsible for certain financial, fund accounting and administrative services provided to the Trust and each Portfolio, including services related to Portfolio and Fund tax returns, Port-folio and Fund financial reports, computing Fund dividends and net asset value per share and keeping the Trust's books of account. Under these agreements, each Fund and Portfolio has agreed to pay Morgan a fee equal to its propor-tionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Master Portfolios in accordance with the following annual schedule: 0.06% on the first $7 billion of the Mas-ter Portfolios' aggregate average daily net assets, and 0.03% of the Master Portfolios' aggregate average daily net assets in excess of $7 billion. The portion of this charge payable by each Fund or Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, The Pierpont Funds, The JPM Advisor Funds, the Master Portfolios and other investors in the Master Portfolios for which Morgan provides similar services. Under the terms of the agreements, Morgan may delegate one or more of its responsibilities to other entities, at Morgan's expense.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, serves as the Funds' and the Portfolios' Custodian and Transfer and Dividend Disbursing Agent.

EXPENSES. In addition to the fees payable to Morgan, Pierpont Group, Inc. and SBDS (under the various agreements discussed under Trustees, Advisor, Adminis-trator and Distributor and Administrative Services Agent above and Shareholder Servicing below), the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to a Fund or Portfolio. For each Fund, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, no-tices and proxy statements to Fund shareholders, and registration fees under state securities laws. For each Portfolio, such expenses also include applica-ble registration fees under foreign securities laws, custodian fees and bro-kerage expenses.

Morgan has agreed that it will reimburse each Fund through at least the indi-cated date to the extent necessary to maintain such Fund's total operating ex-penses (which includes expenses of the Fund and its corresponding Portfolio) at the following percentage of such Fund's average daily net assets:

                                                    EXPENSE
     FUND                                           CAP     DATE
     ----                                           ------- ----
     The JPM Institutional Money Market Fund         0.20%  March 31, 1996
     The JPM Institutional Tax Exempt Money Market
      Fund                                           0.35%  December 31, 1996
     The JPM Institutional Treasury Money Market
      Fund                                           0.20%  February 28, 1997
     The JPM Institutional Short Term Bond Fund      0.45%  February 28, 1997
     The JPM Institutional Bond Fund                 0.50%  February 28, 1997
     The JPM Institutional Tax Exempt Bond Fund      0.50%  December 31, 1996
     The JPM Institutional International Bond Fund   0.65%  January 31, 1997
     The JPM Institutional Selected U.S. Equity
      Fund                                           0.60%  September 30, 1996
     The JPM Institutional U.S. Small Company Fund   0.80%  September 30, 1996
     The JPM Institutional International Equity
      Fund                                           1.00%  February 28, 1997
     The JPM Institutional Emerging Markets Equity
      Fund                                           1.60%  February 29, 1996
     The JPM Institutional Diversified Fund          0.65%  October 31, 1996

These limits on certain expenses do not cover extraordinary increases in these expenses during the period and no longer apply in the event of a precipitous decline in assets due to unforeseen circumstances. There is no assurance that Morgan will continue these waivers beyond the specified periods, except as re-quired by the following sentence. Morgan has agreed to waive fees as necessary if in any fiscal year the sum of any Fund's expenses exceeds the limits set by applicable regulations of state securities commissions. Such annual limits are currently 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year.

SHAREHOLDER SERVICING

Each Fund has entered into a Shareholder Servicing Agreement with Morgan pursu-ant to which Morgan acts as shareholder servicing agent for its customers and other Fund investors who are customers of an eligible institution which is a customer of Morgan (an "Eligible Institution"). Each Fund has agreed to pay Morgan for these services at the following annual rate (expressed as a percent-age of the average daily net assets of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent):

     FUND                                    FEE
     ----                                    ---
     The JPM Institutional Money Market
      Fund                                   0.05% of average daily net assets
     The JPM Institutional Treasury Money
      Market Fund
     The JPM Institutional Tax Exempt Money
      Market Fund
     The JPM Institutional Short Term Bond
      Fund                                   0.075% of average daily net assets
     The JPM Institutional Bond Fund
     The JPM Institutional Tax Exempt Bond
      Fund
     The JPM Institutional International
      Bond Fund                              0.10% of average daily net assets
     The JPM Institutional Selected U.S.
      Equity Fund
     The JPM Institutional U.S. Small
      Company Fund
     The JPM Institutional International
      Equity Fund
     The JPM Institutional Emerging Markets
      Equity Fund
     The JPM Institutional Diversified Fund

Under the terms of the Shareholder Servicing Agreement with each Fund, Morgan may delegate one or more of its responsibilities to other entities at Morgan's expense.

Shareholders should address all inquiries to J.P. Morgan Funds Services, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036 or call (800) 766-7722.

The business days of each Fund and its corresponding Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

METHOD OF PURCHASE. Investors may open accounts with a Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as shareholder servicing agent and the Funds are authorized to accept any in-structions relating to a Fund account from Morgan as agent for the customer. All purchase orders must be accepted by the Distributor. Investors must be cus-tomers of Morgan or an Eligible Institution. Investors may also be employer-sponsored retirement plans that have designated the Funds as investment options for the plans. Prospective investors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transac-tions. There are no charges associated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will ac-cept, and the Trust reserves the right to determine the purchase orders that it will accept.

Each Fund requires the minimum initial investment shown below and a minimum subsequent investment of $25,000:

                                                                    INITIAL
FUND                                                                INVESTMENT
----                                                                -----------
The JPM Institutional Money Market Fund............................ $10,000,000
The JPM Institutional Tax Exempt Money Market Fund................. $10,000,000
The JPM Institutional Treasury Money Market Fund................... $10,000,000
The JPM Institutional Short Term Bond Fund......................... $ 5,000,000
The JPM Institutional Bond Fund.................................... $ 5,000,000
The JPM Institutional Tax Exempt Bond Fund......................... $ 5,000,000
The JPM Institutional International Bond Fund...................... $ 1,000,000
The JPM Institutional Selected U.S. Equity Fund.................... $ 3,000,000
The JPM Institutional U.S. Small Company Fund...................... $ 1,000,000
The JPM Institutional International Equity Fund.................... $ 1,000,000
The JPM Institutional Emerging Markets Equity Fund................. $   500,000
The JPM Institutional Diversified Fund............................. $ 3,000,000

These minimum investment requirements may be waived for investors for whom the Advisor is a fiduciary or who maintain related accounts with The JPM Institu-tional Funds or the Advisor when such accounts, together with investments in the Funds, total $5 million or more.

An employer-sponsored retirement plan opening an account in each of the follow-ing Funds will be required to attain the minimum balance indicated in such Fund within thirteen months of opening the account. For investors such as investment advisors, trust companies and financial advisors who make investments for a group of clients, the minimum investment in a Fund is (i) the amount shown above if the account is opened for one client or (ii) the amount shown below for an aggregated purchase order for more than one client. The minimum subse-quent investment in the same Fund is $25,000.

                                                                    INITIAL
FUND                                                                INVESTMENT
----                                                                -----------
The JPM Institutional Short Term Bond Fund......................... $10,000,000
The JPM Institutional Bond Fund.................................... $10,000,000
The JPM Institutional Tax Exempt Bond Fund......................... $10,000,000
The JPM Institutional International Bond Fund...................... $ 2,000,000
The JPM Institutional Selected U.S. Equity Fund.................... $ 6,000,000
The JPM Institutional U.S. Small Company Fund...................... $ 2,000,000
The JPM Institutional International Equity Fund.................... $ 2,000,000
The JPM Institutional Emerging Markets Equity Fund................. $ 1,000,000
The JPM Institutional Diversified Fund............................. $ 6,000,000

PURCHASE PRICE AND SETTLEMENT. Each Fund's shares are sold on a continuous ba-sis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assistance of an Eligible Institution that may establish its own terms, condi-tions and charges.

THE MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET FUNDS.
To purchase shares in these Funds, investors should request their Morgan rep-resentative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer imme-diately available funds to the Distributor on the same day. Any shareholder may also call J.P. Morgan Funds Services at (800) 766-7722 for assistance with placing an order for Fund shares. Immediately available funds must be received by 11:00 A.M. New York time on a business day in the case of the Tax Exempt Money Market Fund, and by 3:00 P.M. New York time on a business day for the Money Market and Treasury Money Market Funds, for the purchase to be effective and dividends to be earned on the same day. None of the Money Market, Treasury Money Market or Tax Exempt Money Market Funds accepts orders after the indi-cated time. If funds are received after that time, for any reason, including that the day is a Federal Reserve holiday, the purchase is not effective and dividends are not earned until the next business day.

THE SHORT TERM BOND, BOND, TAX EXEMPT BOND AND INTERNATIONAL BOND FUNDS. To purchase shares in these Funds, investors should request their Morgan repre-sentative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor. Any shareholder may also call J.P. Morgan Funds Services at (800) 766-7722 for assistance with placing an order for Fund shares. If the Fund receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day. If the Fund receives a purchase order after 4:00 P.M. New York time, the purchase is ef-fective and is made at net asset value determined on the next business day. All purchase orders for Fund shares must be accompanied by instructions to Morgan (or an Eligible Institution) to transfer immediately available funds to the Funds' Distributor on settlement date. The settlement date is generally the business day after the purchase is effective. For Funds other than the In-ternational Bond Fund, the purchaser will begin to receive the daily dividends on the settlement date. See Dividends and Distributions.

THE SELECTED U.S. EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. To purchase shares in these Funds, in-vestors should request their Morgan representative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer immediately available funds to the Funds' Distributor on the next business day. Any shareholder may also call J.P. Morgan Funds Services at (800) 766-7722 for assistance with placing an order for Fund shares. If the Fund receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effec-tive and is made at the net asset value determined that day, and the purchaser generally becomes a holder of record on the next business day upon the Fund's receipt of payment. If the Fund receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day, and the purchaser becomes a holder of record on the follow-ing business day upon the Fund's receipt of payment.

ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may in-clude establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting cli-ents in changing dividend options, account designations and addresses, provid-ing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy state-ments, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabu-lating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the Eligible Institution's clients may reasonably request and agree upon with the Eligible Institution. Eligible Institutions may separately establish their own terms, conditions and charges for providing the aforementioned services and for providing other services.

REDEMPTION OF SHARES

METHOD OF REDEMPTION. To redeem shares in any Fund, an investor may instruct Morgan or his Eligible Institution, as appropriate, to submit a redemption re-quest to the Fund or may telephone J.P. Morgan Funds Services directly at
(800) 766-7722 and give the Shareholder Service Representative a preassigned shareholder Personal Identification Number and the amount of the redemption. Each Fund executes effective redemption requests at the next determined net asset value per share. See Net Asset Value. See Additional Information below for an explanation of the telephone redemption policy.

THE MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET
FUNDS. A redemption request received on a business day prior to 1:00 P.M. New York time in the case of the Money Market or Treasury Money Market Funds, and prior to 11:00 A.M. New York time in the case of the Tax Exempt Money Market Fund, is effective on that day. A redemption request received after that time becomes effective on the next day. Proceeds of an effective redemption are generally deposited the same day in immediately available funds to the share-holder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accor-dance with the customer's instructions. If a redemption request becomes effec-tive on a day when the New York Stock Exchange is open but which is a Federal Reserve holiday, the proceeds are paid the next business day. See Further Re-demption Information.

THE SHORT TERM BOND, BOND, TAX EXEMPT BOND AND INTERNATIONAL BOND FUNDS. A re-demption request received by the Short Term Bond, Bond, Tax Exempt Bond or In-ternational Bond Funds prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective redemption are deposited on set-tlement date in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan cus-tomers, are mailed by check or wire transferred in accordance with the custom-er's instructions. For Funds other than the International Bond Fund the re-deemer will continue to receive dividends on these shares through the day be-fore the settlement date. Settlement date is generally the next business day after a redemption is effective and, subject to Further Redemption Information below, in any event is within seven days. See Dividends and Distributions.

THE SELECTED U.S. EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. A redemption request received by the Se-lected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity or Diversified Funds prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective redemption are generally de-posited the next business day in immediately available funds to the sharehold-er's account at Morgan or at his

Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accordance with the customer's instructions, and, subject to Further Redemption Information below, in any event are paid within seven days.

MANDATORY REDEMPTION BY THE FUND. If the value of a shareholder's holdings in any Fund falls below the Fund's applicable minimum initial investment amount (these are set forth under Purchase of Shares above) for more than 30 days be-cause of a redemption of shares, the shareholder's remaining shares may be re-deemed by the Fund 60 days after written notice to the shareholder unless the account is increased to the Fund's minimum investment amount or more.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Funds may not be processed if a redemption request is not submitted in proper form. To be in proper form, Trust must have received the shareholder's taxpayer identification number and address. As discussed under Taxes below, the Funds may be required to impose "back-up" withholding of federal income tax on dividends, distributions and redemption proceeds when non-corporate investors have not provided a certified taxpayer identification number. In addition, if a shareholder sends a check for the purchase of Fund shares and shares are pur-chased before the check has cleared, the transmittal of redemption proceeds from the shares will occur upon clearance of the check which may take up to 15 days.

Each Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other pe-riods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

An investor may exchange shares from any JPM Institutional Fund into any other JPM Institutional Fund or Pierpont Fund without charge. An exchange may be made so long as after the exchange the investor has shares, in each fund in which he or she remains an investor, with a value of at least each of those fund's mini-mum investment amounts. See Method of Purchase for the minimum investment amount for each of The JPM Institutional Funds. See the prospectus for The Pierpont Funds for the minimum purchase amounts for those funds. Shares are ex-changed on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to ex-changes. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectus for The Pierpont Funds. See also Additional Information below for an explanation of the telephone exchange policy of The JPM Institutional Funds.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time. For investors in certain states, state securi-ties laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

THE MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET FUNDS. In the case of each of these Funds, all net investment income is declared as a dividend daily and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income of each Fund for dividend purposes consists of its pro rata share of the net income of the corresponding Portfolio less the Fund's ex-penses. Dividends and distributions are payable to shareholders of record at the time of declaration. The net investment income of the Money Market, Tax Ex-empt Money Market and Treasury Money Market Funds for each business day is de-termined immediately prior to the determination of net asset value. Net invest-ment income for other days is determined at the time net asset value is deter-mined on the prior business day. Shares of the Money Market, Tax

Exempt Money Market and Treasury Money Market Funds earn dividends on the busi-ness day their purchase is effective, but not on the business day redemption proceeds are paid. See Purchase of Shares and Redemption of Shares.

Substantially all the realized net capital gains, if any, of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund.

THE SHORT TERM BOND, BOND AND TAX EXEMPT BOND FUNDS. Each of these Funds in-tends to distribute substantially all of its net investment income. The net in-vestment income of each Fund is declared as a dividend daily immediately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but un-paid dividends are paid with the redemption proceeds. The net investment income of each Fund for dividend purposes consists of its pro rata share of the net income of the corresponding Portfolio less the Fund's expenses. Expenses of each Fund and Portfolio, including the fees payable to Morgan, are accrued dai-ly. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order.

Substantially all the realized net capital gains of the Short Term Bond, Bond and Tax Exempt Bond Funds are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the ex-tent necessary to avoid the imposition of federal excise tax on a Fund.

THE INTERNATIONAL BOND, SELECTED U.S. EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. Income dividends are de-clared and paid quarterly for the International Bond Fund. Dividends consisting of substantially all the Fund's net investment income, if any, are declared and paid twice a year for the Selected U.S. Equity, U.S. Small Company and Diversi-fied Funds and annually for the International Equity and Emerging Markets Eq-uity Funds. These Funds may also declare an additional dividend of net invest-ment income in a given year to the extent necessary to avoid the imposition of federal excise tax on the Funds. Substantially all the realized net capital gains for these Funds are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on a Fund. Declared dividends and distributions are payable to shareholders of record on the record date.

Dividends and capital gains distributions paid for each Fund are automatically reinvested in additional shares of the same Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his Eligible In-stitution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

Net asset value per share for each Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in its cor-responding Portfolio and other assets) the amount of its liabilities and divid-ing the remainder by the number of its outstanding shares, rounded to the near-est cent. Expenses, including the fees payable to Morgan, are accrued daily. Each of the Portfolios for the Money Market, Tax Exempt Money Market and Trea-sury Money Market Funds values all portfolio securities by the amortized cost method. This method attempts to maintain for each of these Funds a constant net asset value per share of $1.00. No assurances can be given that this goal can be attained. See Net Asset Value in the Statement of Additional Information for more information on valuation of portfolio securities for these Portfolios.

Each of Fund computes its net asset value once daily on Monday through Friday, except that the net asset value is not computed for a Fund on a day in which no orders to purchase or redeem Fund shares have been received or on the holidays listed under Net Asset Value in the Statement of Additional Informa-tion. The Funds compute net asset value as follows, New York time: the Money Market, Tax Exempt Money Market, Treasury Money Market, International Equity and Emerging Markets Equity Funds, 4:00 P.M.; the Tax Exempt Bond, Bond, Short Term Bond, International Bond, Selected U.S. Equity, U.S. Small Company and Diversified Funds, 4:15 P.M.

ORGANIZATION

The Trust was organized on November 4, 1992 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachu-setts business trust." The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series. To date, shares of sixteen series have been authorized and are available for sale to the public. The JPM Institutional New York Total Return Bond Fund, The JPM Institutional Japan Equity Fund, The JPM Institutional Eu-ropean Equity Fund, and The JPM Institutional Asia Growth Fund are described in, and offered pursuant to, separate prospectuses. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of any Fund shall be held to any personal liabili-ty, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of any Fund, but that the Trust property only shall be liable.

Shareholders of each Fund are entitled to one vote for each share and to the appropriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by each Fund. The Trust does not intend to hold meetings of shareholders annually. As of December 4, 1995, each of the following techni-cally met the definition of a control person of the indicated Fund: the Tax Exempt Money Market Fund--M. Carey-Rye Songs; the Treasury Money Market Fund-- Kings Highway Surgicenter Inc; the Short Term Bond Fund--United Gaming Inc. and Alcatel Network Systems Inc. Retirement Savings Plan; and the Interna-tional Bond Fund--J.P. Morgan as agent for General Motors Savings Plan and J.P. Morgan as agent for Community Funds Inc. Dewitt Wallace Readers Digest. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declaration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten percent of Trust shares and will assist shareholders in communicating with each other as prescribed in
Section 16(c) of the 1940 Act. For further organization information, including certain shareholder rights, see Description of Shares in the Statement of Ad-ditional Information.

Each Portfolio in which all of the assets of each corresponding Fund are in-vested is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that the Fund and other entities in-vesting in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that nei-ther a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

TAXES

The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are sub-ject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to fed-eral taxes and with respect to the applicability of state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if applicable, are mailed to shareholders after the end of the taxable year for the Funds.

The Trust intends to qualify each of the Funds as a separate regulated invest-ment company under Subchapter M of the Code. As a regulated investment compa-ny, each Fund should not be subject to federal income taxes or federal excise taxes if all of its net investment income and capital gains less any available capital loss carryforwards are distributed to shareholders within allowable time limits. Each Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, each Portfolio should not be subject to tax. Each Fund's status as a regulated investment company is de-pendent on, among other things, the corresponding Portfolio's continued quali-fication as a partnership for federal income tax purposes.

If a correct and certified taxpayer identification number is not on file, a Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to noncorporate shareholders.

THE MONEY MARKET FUND, TREASURY MONEY MARKET, SHORT TERM BOND, BOND, INTERNA-TIONAL BOND, SELECTED U.S. EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY AND DIVERSIFIED FUNDS. Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of these Funds, whether such distributions are taken in cash or reinvested in additional shares. Distributions of this type to corporate shareholders of the Money Mar-ket, Treasury Money Market, Short Term Bond, Bond and International Bond Funds are not eligible for the dividends-received deduction; however, the Selected U.S. Equity, U.S. Small Company and Diversified Funds expect a portion of these distributions to corporate shareholders to be eligible for the dividends-re-ceived deduction. Distributions of this type to corporate shareholders of the International Equity and Emerging Markets Equity Funds will not qualify for the dividends-received deduction because the income of these Funds will not consist of dividends paid by United States corporations.

Distributions of net long-term capital gains in excess of net short-term capi-tal losses are taxable to shareholders of each of these Funds as long-term cap-ital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the dividends-received deduction. The Money Market and Treasury Money Market Funds do not expect to realize long-term capital gains and thus do not contem-plate paying distributions taxable to shareholders who are subject to tax as long-term capital gains.

In the case of the Short Term Bond, Bond and International Bond Funds, any dis-tribution of capital gains will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. In the case of the Selected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity and Diversified Funds, any distribution of net invest-ment income or capital gains will have the same effect. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a dis-tribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term cap-ital gain or loss if the shares have been held for more than one year, and oth-erwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

In the case of the Treasury Money Market Fund, shareholders should consult their tax advisors to assess the consequences of investing in the Fund under state and local laws. Interest income derived from Treasury Securities is gen-erally not subject to state and local personal income taxation. Most states al-low a pass-through to the individual shareholders of the Fund of the tax-exempt character of this income, subject to certain restrictions, for purposes of those states' personal income taxes.

The International Equity, International Bond and Emerging Markets Equity Funds are subject to foreign withholding taxes with respect to income received from sources within certain foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any such foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interests of its shareholders and will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If the Fund makes the election, each shareholder will be required to include in income his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (which is subject to certain limitations) or, if the shareholder itemizes deductions, a deduction for his share of the foreign in-come taxes in computing his federal income tax liability. (No deduction will be permitted to individuals in computing their alternative minimum tax liability.)

In the case of the International Bond Fund, distributions of foreign exchange gains resulting from certain transactions, including the sale of foreign cur-rencies and bonds, are taxed as ordinary income. Consequently, the Fund's divi-dends may be more or less than the interest earned by the Fund. If these trans-actions result in reducing the Fund's net income, a portion of the dividends may be classified as a return of capital (which lowers a shareholder's tax ba-sis).

THE TAX EXEMPT MONEY MARKET AND TAX EXEMPT BOND FUNDS. Each of these Funds in-tends to qualify to pay exempt-interest dividends to its shareholders by hav-ing, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by these Funds which con-sists of interest received by the Funds on tax exempt securities. Exempt-inter-est dividends received from these Funds will be treated for federal income tax purposes as tax exempt interest income. In view of the Funds' investment poli-cies, it is expected that a substantial portion of the Funds' dividends will be exempt-interest dividends, although the Funds may from time to time realize and distribute net short-term capital gains and may invest limited amounts in tax-able securities under certain circumstances. See Taxable Investments for the Tax Exempt Funds.

Interest on certain tax exempt municipal obligations issued after August 7, 1986 is a preference item for purposes of the alternative minimum tax applica-ble to individuals and corporations. Under tax regulations to be issued, the portion of an exempt-interest dividend of a regulated investment company that is allocable to these obligations will be treated as a preference item for pur-poses of the alternative minimum tax. The Tax Exempt Money Market and Tax Ex-empt Bond Funds have limited their investments to those securities the interest on which will not be treated as preference items for purposes of the alterna-tive minimum tax in the opinion of bond counsel for the issuer. The Tax Exempt Money Market and Tax Exempt Bond Funds currently have no intention of investing in obligations subject to the alternative minimum tax under normal market conditions.

Corporations should, however, be aware that interest on all municipal securi-ties will be included in calculating (i) adjusted current earnings for purposes of the alternative minimum tax applicable to them, (ii) the additional tax im-posed on certain corporations by the Superfund Revenue Act of 1986, and (iii) the foreign branch profits tax imposed on effec-tively connected earnings and profits of United States branches of foreign corporations. Furthermore, special tax provisions may apply to certain financial institutions and property and casualty insurance companies, and they should consult their tax advisors before purchasing shares of these Funds.

Interest on indebtedness incurred or continued by a shareholder (whether a cor-poration or an individual) to purchase or carry shares of these Funds is not deductible. The Treasury has been given authority to issue regulations which would disallow the interest deduction if incurred to purchase or carry shares of these Funds owned by the taxpayer's spouse, minor child or entity controlled by the taxpayer. Entities or persons who are "substantial users" (or related persons) of facilities financed by tax exempt bonds should consult their tax advisors before purchasing shares of these Funds.

Distributions of taxable net investment income, realized net short-term capital gains in excess of net long-term capital losses, and net long-term capital gains in excess of net short-term capital losses by these Funds, as well as gains or losses realized on the redemption or exchange of shares of these Funds, are generally treated as described above. Any loss realized by a shareholder, however, upon the redemption or exchange of shares in these Funds held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to these shares. See Taxes in the Statement of Additional Information. In addition, in the case of the Tax Exempt Bond Fund, any distribution of capital gains will have the effect of reducing the net as-set value of Fund shares as described under the same heading.

ADDITIONAL INFORMATION

Each of the Funds sends to its shareholders annual and semiannual reports. The financial statements appearing in annual reports are audited by independent accountants. Shareholders also will be sent confirmations of each purchase and redemption and monthly statements, reflecting all account activity, including dividends and any distributions reinvested in additional shares or credited as cash.

All shareholders are given the privilege to initiate transactions automati-cally by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan, his Eligible Institution or the Distributor may subject the investor to risk of loss if such instruction is subsequently found not to be genuine. Each Fund will employ reasonable procedures, including re-quiring investors to give their Personal Identification Number and tape re-cording of telephone instructions, to confirm that instructions communicated from investors by telephone are genuine; if it does not, the Fund, the Share-holder Servicing Agent or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

The Funds may make historical performance information available and may com-pare their performance to other investments, relevant indexes or appropriate industry averages, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar, Inc., Ibbotson Associates, the Dow Jones Indus-trial Average and other industry publications. See Investment Advisor in the Statement of Additional Information. The Money Market, Tax Exempt Money Mar-ket, Treasury Money Market, Short Term Bond, Bond, Tax Exempt Bond and Inter-national Bond Funds may advertise "yield"; the Money Market, Tax Exempt Money Market and Treasury Money Market Funds may also advertise "effective yield"; and the Tax Exempt Money Market and Tax Exempt Bond Funds may also advertise "tax equivalent yield."

In the case of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, the yield refers to the net income generated by an investment in each of these Funds over a stated seven-day period. This income is then annualized--i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. In the case of the Short Term Bond, Bond, Tax Exempt Bond, International Bond and Selected U.S. Equity Funds, the yield refers to the net income generated by an investment in each of these Funds over a stated 30-day period. This income is then annualized--i.e., the amount of income generated by the investment during the 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percent-age of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. In the case of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, the effective yield is calculated similarly to the yield for each of these Funds, but, when annualized, the income earned by an investment in each of the Funds is assumed to be reinvested; the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. In the case of the Tax Exempt Money Market and Tax Exempt Bond Funds, the tax equivalent yield is calculated similarly to the yield for each of these Funds, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to each of these Funds.

Each of the Funds may advertise "total return" and non-standardized total re-turn data. The total return shows what an investment in each of these Funds would have earned over a specified period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and divi-dends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. These methods of calculating yield and total re-turn are required by regulations of the Securities and Exchange Commission. Yield and total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. See Performance Data in the Statement of Additional Information. All performance figures are based on historical earnings and are not intended to indicate future performance. Per-formance information may be obtained by calling the Funds' Distributor at (800) 847-9487.

APPENDIX

As described in the Prospectus, certain Portfolios may engage in futures and options transactions.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio ob-tains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by al-lowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liq-uid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a secu-rity, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the in-strument underlying the option does not fall enough to offset the cost of pur-chasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price in-creases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

SELLING (WRITING) PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. The Portfolio may seek to terminate its po-sition in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the pre-mium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium re-ceived for writing the option should offset a portion of the decline.

Writing a call option obligates a Portfolio to sell or deliver the option's un-derlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

OPTIONS ON INDEXES. Each Portfolio permitted to enter into options transactions may purchase put and call options on any securities index based on securities in which the Portfolio may invest. The Portfolios for the Emerging Markets Eq-uity and Diversified Funds may also sell (write) put and call options on such indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securi-ties or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is sub-ject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered in-to. When a Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When a Portfolio purchases a futures contract, it agrees to purchase a speci-fied quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When a Portfolio purchases a futures contract, the value of the futures con-tract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the under-lying instrument, much as if it had purchased the underlying instrument direct-ly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to off-set both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Portfolio buys or sells a futures contract it will be re-quired to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant
(FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Portfolio to close out its futures positions. Until it closes out a futures position, a Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolios' investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

Each Portfolio will segregate liquid, high quality assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolios' use of futures and options and a more detailed discussion of associated risks, see Investment Objectives and Policies in the Statement of Additional Information.

                                        ---------------------------------------




No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.


  The JPM Institutional Funds

  The JPM Institutional Money Market Fund
  The JPM Institutional Tax Exempt Money Market Fund
  The JPM Institutional Treasury Money Market Fund
  The JPM Institutional Short Term Bond Fund
  The JPM Institutional Bond Fund
  The JPM Institutional Tax Exempt Bond Fund
  The JPM Institutional International Bond Fund
  The JPM Institutional Selected U.S. Equity Fund
  The JPM Institutional U.S. Small Company Fund
  The JPM Institutional International Equity Fund
  The JPM Institutional Emerging Markets Equity Fund
  The JPM Institutional Diversified Fund

  PROSPECTUS
  December 29, 1995